SBL FUND
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461

                                                                  March 29, 2010

Dear Insurance Contract Owners:

The Board of Directors ("Board") of SBL Fund has called a special meeting of shareholders of SBL Fund, Series H (Enhanced Index Series) (the "Acquired Series") to be held on April 23, 2010 at 1:00 p.m.(Central Time), or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001. The Board has called the Special Meeting so that shareholders can vote on a proposed Plan of Reorganization ("Reorganization Plan") regarding the Acquired Series, as discussed below.

Management of the Acquired Series has recommended that the Board approve the Reorganization Plan relating to the reorganization of the Acquired Series into SBL Fund, Series A (Equity Series) (the "Acquiring Series" and together with the Acquired Series, the "Series") (the "Reorganization"). Security Investors, LLC serves as investment manager to both Series. As a result of the Reorganization, shareholders of the Acquired Series would become shareholders of the Acquiring Series. Each Series currently is available as an investment option under your variable annuity contracts and variable life insurance policies.

After careful consideration, the Board has unanimously approved this proposal with respect to the Acquired Series and recommends that shareholders of the Acquired Series vote "FOR" the proposal. You are invested in the Acquired Series through the insurance contracts or policies that you own. Accordingly, you are asked to authorize the Reorganization. A Proxy Statement/Prospectus that describes the Reorganization is enclosed.

We encourage you to vote over the Internet or by telephone, using the voting control number that appears on your proxy card. Your vote is extremely important. Please read the enclosed information carefully before voting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                   Sincerely,
                                   /s/ Richard M. Goldman
                                   ----------------------
                                   Richard M. Goldman
                                   President, Chairman of the Board of Directors

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                    SBL FUND
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461

   PROPOSED REORGANIZATION OF SBL FUND, SERIES H (ENHANCED INDEX SERIES) INTO
                       SBL FUND, SERIES A (EQUITY SERIES)

                              QUESTIONS AND ANSWERS

The enclosed materials include a Proxy Statement/Prospectus containing information you need to make an informed decision about the proposed reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposal. The matters discussed below are also discussed in more detail in the enclosed Proxy Statement/Prospectus.

WHAT ISSUE AM I BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON APRIL 23, 2010?

Shareholders of SBL Fund, Series H (Enhanced Index Series), (the "Acquired Series"), are being asked to approve a Plan of Reorganization that provides for the reorganization (the "Reorganization" ) of the Acquired Series into SBL Fund, Series A (Equity Series), (the "Acquiring Series" and together with the Acquired Series, the "Series").

WHY IS THIS PROXY STATEMENT/PROSPECTUS PROVIDED TO ME?

This Proxy Statement/Prospectus provides information about the Reorganization which shareholders of the Acquired Series are being asked to approve. Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company of New York (each an "Insurance Company and collectively, the "Insurance Companies") are the only shareholders of record of the Acquired Series. As the shareholders of record of the Acquired Series, the Insurance Companies have sole voting and investment power with respect to the shares, but pass through any voting rights to owners of variable annuity contracts and variable life insurance policies ("Insurance Contract Owners"). You have received this Proxy Statement/Prospectus because you are an Insurance Contract Owner and you are invested in the Acquired Series as of the close of business on February 24, 2010. You have the right to give voting instructions on shares of the Acquired Series that are attributable to your insurance contract, if your voting instructions are properly submitted and received prior to the Special Meeting.

WHY AM I ALSO PROVIDED WITH ANOTHER PROXY STATEMENT ABOUT THE ACQUIRED SERIES?

Security Investors, LLC (the "Investment Manager" or "Security Investors") serves as investment adviser for both the Acquired Series and the Acquiring Series. An investor group has recently entered into agreements with the parent company of Security Investors, which among other things will result in a change of control of Security Investors within the meaning of the Investment Company Act of 1940 and the termination of the current investment advisory agreements between Security Investors and each Series. At a separate meeting to be held on or about April 23, 2010, shareholders of record on February 24, 2010 of each Series will be asked to approve a new investment advisory agreement between Security Investors and the Series. A proxy statement, which is distinct from this Proxy Statement/Prospectus and which contains information about the change of control and the new investment advisory agreements, is also being mailed to shareholders of both Series under a separate cover. The consummation of Reorganization is contingent upon the approval of the new investment advisory agreements by shareholders of both Series if such vote takes place. Thus, upon shareholder approval of the Plan of Reorganization, if a vote on the new investment advisory agreements by shareholders of the Series takes place, the Reorganization will be consummated only if shareholders of both Series approve the Series' respective new investment advisory agreements.

WHAT WILL HAPPEN TO MY SBL FUND, SERIES H INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

If the proposed Reorganization is approved, upon its consummation, you will become a shareholder of the Acquiring Series on or about April 23, 2010 (the "Closing Date"), and will no longer be a shareholder of the Acquired Series. You will receive shares of the Acquiring Series with a value equal to the value of your investment in the Acquired Series as of the Closing Date. The Acquired Series will then cease operations and will be liquidated.

WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED OR DOES NOT TAKE PLACE?

If shareholders of the Acquired Series do not approve the proposed Reorganization and/or if the Reorganization does not take place, the Board will determine what, if any, additional action should be taken with respect to the Acquired Series. Such action could include liquidation of the Acquired Series.

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Board believes that the Reorganization will permit the Acquired Series' shareholders to continue to invest in equity securities through a substantially larger fund, which should benefit shareholders of each of the Series by spreading costs across a larger asset base and which would allow shareholders of the Acquired Series to continue to participate in a professionally managed portfolio. Also, a larger Acquiring Series after the Reorganization may offer the potential benefits of a more diversified portfolio of securities and improve trading efficiency, and may eventually realize economies of scale and lower operating expenses. The annual operating expense ratio of the Acquiring Portfolio is expected to be lower than that of the Acquired Portfolio, effective May 1, 2010.

DO THE SERIES HAVE SIMILAR INVESTMENT OBJECTIVES AND STRATEGIES?

The Series' investment objectives and strategies are generally different, although similar in several respects. The Acquired Series and the Acquiring Series have different investment objectives: the Acquired Series seeks to outperform Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index") through stock selection resulting in different weightings of common stocks relative to the index while the Acquiring Series seeks long-term growth of capital. Both Series pursue their investment objectives by investing at least 80% of their net assets (including any borrowings for investment purposes) in equity securities and may invest a portion of their assets in options and future contracts. However, the Acquired Series invests in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks that make up the index, and may overweight/underweight its investment in a particular stock based on its sub-adviser's quantitative research. Meanwhile, the Acquiring Series invests in a widely-diversified portfolio of equity securities (typically of domestic and foreign companies whose total market value is $5 billion or greater at the time of purchase), and allocates approximately 50% of its total assets to a large cap growth strategy and approximately 50% of its total assets to a large cap value strategy, each managed independently by its investment adviser. In addition, unlike the Acquired Series, the Acquiring Series' principal investment strategies explicitly allow it to invest in a variety of investment vehicles and securities issued by foreign companies.

WHAT ARE THE DIFFERENCES IN THE MANAGEMENT OF THE SERIES?

The Series are separate series of SBL Fund, and therefore have the same Board of Directors. Security Investors serves as investment adviser for both Series. However, while the Investment Manager directly manages the Acquiring Series (without retaining any sub-adviser), the Investment Manager has engaged Northern Trust Investments, N.A., a third party investment adviser, to serve as a sub-adviser to, and directly manage the assets of, the Acquired Series. The Series are managed by different portfolio managers.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER FUND EXPENSES?

Each Series pays the Investment Manager a management fee at the annual rate of 0.75% of the value of its average daily net assets. The Acquiring Series' annual operating expense ratio is expected to be lower than that of the Acquired Series, effective May 1, 2010, based on a comparison of historical expense ratios, although there is no guarantee that this trend will continue in the future.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The Reorganization is not expected to be a taxable event for federal income tax purposes. Shareholders are not expected to recognize any capital gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Acquired Series and the Acquiring Series will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Acquired Series, the Acquired Series' shareholders, or the Acquiring Series as a result of the Reorganization. Further, shareholders are not expected to recognize any income or gains for federal income tax purposes from the Acquired Series' distributions of any undistributed net investment income and net realized capital gains prior to the Reorganization

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

The Acquired Series and the Investment Manager each will bear one-half of the expenses relating to the Reorganization.

WHO IS ASKING FOR MY VOTE?

The enclosed proxy is being solicited by the Board of Directors of SBL Fund for use at the Special Meeting of shareholders of the Acquired Series to be held on April 23, 2010 (the "Special Meeting"), and, if the Special Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Special Meeting.

HOW DOES THE BOARD RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the Reorganization, the investment management policies of, as well as shareholder services offered by, the Acquired Series and the Acquiring Series, the expense ratios of the Acquired Series and the Acquiring Series, the long-term viability of the Acquired Series and Acquiring Series and their ability to attract new assets, past attempt to reorganize the Acquired Series, and the relative performance of the Acquired Series and the Acquiring Series, the Board of Directors of the Series believe that reorganizing the Acquired Series into the Acquiring Series is in the best interests of the Series and their shareholders. Therefore, the Board of Directors recommends that you vote FOR the Reorganization.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSED REORGANIZATION?

Approval of the Reorganization requires the affirmative vote of a majority of the outstanding shares of the Acquired Series.

WILL MY VOTE MAKE A DIFFERENCE?

Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their series. Additionally, your immediate response on the enclosed proxy card, on the Internet or over the phone will help save the costs of any further solicitations.

I'M AN INSURANCE CONTRACT OWNER.  HOW WILL MY VOTE BE COUNTED?

As an Insurance Contract Owner of record at the close of business on the record date, you have the right to instruct the Insurance Company that issued your contract as to how the shares of the Acquired Series attributable to your contract should be voted. The Insurance Company will vote shares of the Acquired Series held by its separate account in accordance with the instructions received from you and other Insurance Contract Owners. If you fail to give instructions, the Insurance Company will vote the shares attributable to your contract in the same proportion to those shares held in such separate account for which instructions are received. As a result, a small number of Insurance Contract Owners could determine the outcome of the vote if other Insurance Contract Owners fail to vote. It is thus particularly important that you vote your shares.

HOW DO I PLACE MY VOTE?

You can vote in one of four ways:

     o By mail with the enclosed proxy card - be sure to sign, date and return it in the enclosed postage-paid envelope,

     o    Through the web site listed in the proxy voting instructions,

     o By telephone using the toll-free number listed in the proxy voting instructions, or

     o    In person at the shareholder meeting on April 23, 2010.

Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

                                    SBL FUND
                           One Security Benefit Place
                              Topeka, KS 66636-0001
                           (Toll Free) (800) 888-2461


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF
                   SBL FUND, SERIES H (ENHANCED INDEX SERIES)
                            TO BE HELD APRIL 23, 2010

To the Shareholders:

The Board of Directors of SBL Fund has called a special meeting of shareholders of SBL Fund, Series H (Enhanced Index Series) (the "Acquired Series") to be held on April 23, 2010 at 1:00 p.m. (Central Time) or any adjournment(s) or postponement(s) thereof (the "Special Meeting"), at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001.

At the Special Meeting you will be asked:

1. To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by SBL Fund, Series A (Equity Series) (the "Acquiring Series" and together with the Acquired Series, the "Series"), solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series; and

2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

Shareholders of record at the close of business on February 24, 2010 are entitled to notice of, and to vote at, the Special Meeting. Your attention is called to the accompanying Proxy Statement/Prospectus. You are requested to complete, date, and sign the enclosed proxy card and return it promptly in the envelope provided for that purpose. Your proxy card also provides instructions for voting via telephone or the Internet, if you wish to take advantage of these voting options. Proxies may be revoked at any time by executing and submitting a revised proxy, by giving written notice of revocation to SBL Fund, or by voting in person at the Special Meeting.

Shareholders of both Series are also being provided under a separate mail cover with a notice of shareholder meeting which is different from this Notice of Special Meeting. That notice calls for a separate shareholder meeting also to be held on or about April 23, 2010 where shareholders of record on February 24, 2010 of each Series will be asked to approve a new investment advisory agreement between the Series and its investment adviser, Security Investors, LLC. Further information about that shareholder meeting is provided in the accompanying Questions and Answers and Proxy Statement/Prospectus.

                                              By Order of the Board of Directors
                                              /s/ Amy J. Lee
                                              --------------
                                              Amy J. Lee
                                              Secretary

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF VOTES YOU HOLD. IN ORDER TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN 11:59 P.M. (CENTRAL TIME) ON APRIL 22, 2010.

March 29, 2010

                                TABLE OF CONTENTS

INTRODUCTION......................................................................................................................3

SUMMARY ..........................................................................................................................5

         THE PROPOSED REORGANIZATION..............................................................................................5

         SUMMARY COMPARISON OF PRINCIPAL RISKS OF THE SERIES......................................................................6

         A NOTE ABOUT A TRANSACTION INVOLVING THE INVESTMENT MANAGER..............................................................6

COMPARISON OF FEES AND EXPENSES FOR THE SERIES....................................................................................7

         COMPARISON OF ANNUAL OPERATING EXPENSES..................................................................................7

         EXAMPLE .................................................................................................................7

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE SERIES.............................................8

PRINCIPAL RISKS OF INVESTING IN THE SERIES........................................................................................9

COMPARISON OF SERIES PERFORMANCE.................................................................................................12

         PERFORMANCE OF THE SERIES...............................................................................................12

ADDITIONAL INFORMATION ABOUT THE SERIES..........................................................................................14

         INVESTMENT MANAGER......................................................................................................14

         SUB-ADVISER OF THE ACQUIRED SERIES......................................................................................14

         PORTFOLIO MANAGERS OF THE ACQUIRING SERIES..............................................................................14

         PORTFOLIO MANAGER OF THE ACQUIRED SERIES................................................................................14

         ADMINISTRATOR, TRANSFER AGENT AND PRINCIPAL UNDERWRITER.................................................................15

         FORM OF ORGANIZATION AND KEY DIFFERENCES IN SHAREHOLDER RIGHTS..........................................................15

INFORMATION ABOUT THE REORGANIZATION.............................................................................................15

         THE REORGANIZATION PLAN.................................................................................................15

         REASONS FOR THE REORGANIZATION..........................................................................................15

         BOARD CONSIDERATIONS....................................................................................................15

         TAX CONSIDERATIONS......................................................................................................16

         IMPORTANT INFORMATION ABOUT PORTFOLIO TRANSITIONING.....................................................................16

         EXPENSES OF THE REORGANIZATION..........................................................................................17

         CAPITALIZATION OF THE SERIES............................................................................................17

GENERAL INFORMATION..............................................................................................................17

         OTHER BUSINESS..........................................................................................................17

         PROXY SOLICITATION......................................................................................................17

         SHAREHOLDER VOTING......................................................................................................17

         VOTE REQUIRED...........................................................................................................18

         EFFECT OF ABSTENTIONS...................................................................................................18

         CONSUMMATION OF THE REORGANIZATION AND SHAREHOLDER VOTE ON NEW INVESTMENT ADVISORY AGREEMENTS...........................18

         SHAREHOLDER REPORTS.....................................................................................................19

         SHAREHOLDER PROPOSALS...................................................................................................19

         INFORMATION ABOUT THE SERIES............................................................................................19

MORE INFORMATION REGARDING THE SERIES............................................................................................20

         PURCHASE AND REDEMPTION OF SHARES.......................................................................................20

         REVENUE SHARING PAYMENTS................................................................................................20

         MARKET TIMING/SHORT-TERM TRADING........................................................................................20

         DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS.....................................................................21

         DETERMINATION OF NET ASSET VALUE........................................................................................22

FINANCIAL HIGHLIGHTS.............................................................................................................23


APPENDIX A - PLAN OF REORGANIZATION.............................................................................................A-1

APPENDIX B - ADDITIONAL INVESTMENT TECHNIQUES AND ASSOCIATED RISKS..............................................................B-1

APPENDIX C- PERFORMANCE UPDATE FOR THE SERIES...................................................................................C-1

                                 PROXY STATEMENT
                                       FOR
                   SBL FUND, SERIES H (ENHANCED INDEX SERIES)


                                   PROSPECTUS
                                       FOR
                       SBL FUND, SERIES A (EQUITY SERIES)

                           One Security Benefit Place
                            Topeka, Kansas 66636-0001
                           (Toll Free) (800) 888-2461

INTRODUCTION

This combined proxy statement/prospectus (the "Proxy Statement/Prospectus") and the enclosed notice and proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of SBL Fund for use at a special meeting of shareholders of SBL Fund, Series H (Enhanced Index Series) (the "Acquired Series"), to be held at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636-0001, on April 23, 2010 at 1:00 p.m. (Central Time), and at any and all adjournment(s) or postponement(s) thereof (the "Special Meeting"). The Board has called the Special Meeting and is soliciting proxies from shareholders of the Acquired Series to vote on the proposed reorganization (the "Reorganization") of the Acquired Series into SBL Fund, Series A (Equity Series) (the "Acquiring Series" and together with the Acquired Series, the "Series"). This Proxy Statement/Prospectus provides information about the proposed reorganization. The Proxy Statement/Prospectus is being first mailed to shareholders on or about March 29, 2010.

Shares of the Series are not offered directly to the public but are sold only to certain insurance companies and their separate accounts as the underlying investment medium for owners of variable annuity contracts and variable life insurance policies ("Insurance Contract Owners"). As such, Security Benefit Life Insurance Company and First Security Benefit Life Insurance and Annuity Company of New York (each an "Insurance Company and collectively, the "Insurance Companies") are the only shareholders of record of the Acquired Series. As the shareholders of record of the Acquired Series, the Insurance Companies have sole voting and investment power with respect to the shares, but pass through any voting rights to Insurance Contract Owners. As such and for ease of reference throughout the Proxy Statement/Prospectus, Insurance Contract Owners may be referred to as "shareholders" of the Acquired Series.

You have received this Proxy Statement/Prospectus because you are an Insurance Contract Owner and you are invested in the Acquired Series as of the close of business on February 24, 2010 (the "Record Date"). You have the right to give voting instructions on shares of the Acquired Series that are attributable to your insurance contract, if your voting instructions are properly submitted and received prior to the Special Meeting. Because you, as a shareholder of the Acquired Series, are being asked to approve a transaction that will result in your holding shares of the Acquiring Series, this document also serves as a prospectus for the Acquiring Series, whose investment objective is long-term growth of capital.

If shareholders of the Acquired Series approve the proposed Reorganization, upon the consummation of the Reorganization, the Acquired Series will transfer all of its assets and liabilities to the Acquiring Series in exchange solely for shares of the Acquiring Series. Following the transfer of its assets and liabilities to the Acquiring Series in exchange for shares of the Acquiring Series, the Acquired Series will distribute to you your pro rata portion of the shares of the Acquiring Series that it receives in the Reorganization. You will receive shares of the Acquiring Series having an aggregate value equal to the aggregate value of shares of the Acquired Series held by you immediately prior to the Reorganization. Following the Reorganization, the Acquired Series will liquidate.

Shareholders of both Series are also being provided under a separate mail cover with a proxy statement, which is distinct from this Proxy Statement/Prospectus and which contains information about the change of control of Security Investors, LLC, the Series' investment adviser, and the Series' new investment advisory agreements. The consummation of Reorganization is contingent upon the approval of the new investment advisory agreements by shareholders of both Series if such vote takes place. Further information about this change of control and the Series' new investment advisory agreements is provided in the section entitled "Summary" below.

This Proxy Statement/Prospectus, which you should retain for future reference, contains important information about the Acquiring Series that you should know before investing. A Statement of Additional Information ("SAI") dated March 29, 2010 relating to this Proxy Statement/Prospectus, and containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, policies, restrictions and risks of each of the Series, see the SBL Fund Prospectus and Statement of Additional Information dated May 1, 2009, each of which is incorporated herein by reference (File No. 002-59353) and is available, without charge, by calling (800) 888-2461. The SBL Fund annual report for the fiscal year ended December 31, 2009 is also incorporated herein by reference (File No. 811-02753).

You may obtain proxy materials, reports and other information filed by SBL Fund from the SEC's Public Reference Section (1-202-551-8090) in Washington, D.C., or from the SEC's internet website at www.sec.gov. Copies of materials also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

DATE:  MARCH 29, 2010

SUMMARY

You should read this entire Proxy Statement/Prospectus and accompanying materials carefully. For additional information, you should consult the SBL Fund Prospectus and the proposed Plan of Reorganization (the "Reorganization Plan"), a form of which is attached hereto as Appendix A.

THE PROPOSED REORGANIZATION -- On January 21, 2010, the Board approved the Reorganization Plan. Subject to the approval of shareholders of the Acquired Series, the Reorganization Plan provides for:

o the transfer of all of the assets of the Acquired Series to the Acquiring Series, in exchange for shares of the Acquiring Series;

o the assumption by the Acquiring Series of all of the liabilities of the Acquired Series;

o the distribution of shares of the Acquiring Series to the shareholders of the Acquired Series; and

o    the complete liquidation of the Acquired Series.

The Reorganization is expected to be effective immediately after the close of business on April 23, 2009, or on a later date as the parties may agree (the "Closing Date"). As a result of the Reorganization, each shareholder of the Acquired Series will become a shareholder of the Acquiring Series. Each shareholder of the Acquired Series will hold, immediately after the Closing Date, shares of the Acquiring Series having an aggregate value equal to the aggregate value of the shares of the Acquired Series held by that shareholder as of the close of business on the Closing Date.

The Acquired Series and the Investment Manager each will bear one-half of the expenses relating to the Reorganization.

Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Series. In the event that the shareholders of the Acquired Series do not approve the Reorganization, the Acquired Series will continue to operate as a separate entity, and the Board will determine what further action, if any, to take, which could include liquidation.

AFTER CAREFUL CONSIDERATION, THE BOARD UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

In considering whether to approve the Reorganization, you should note that:

o The Acquired Series and the Acquiring Series have different investment objectives: the Acquired Series seeks to outperform Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index") through stock selection resulting in different weightings of common stocks relative to the index while the Acquiring Series seeks long-term growth of capital.

o Both Series pursue their investment objectives by investing at least 80% of their net assets (including any borrowings for investment purposes) in equity securities and may invest a portion of their assets in options and future contracts. However, their principal investment strategies are generally different. The Acquired Series invests in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks that make up the index, and may overweight/underweight its investment in a particular stock based on its sub-adviser's quantitative research. Meanwhile, the Acquiring Series invests in a widely-diversified portfolio of equity securities (typically of domestic and foreign companies whose total market value is $5 billion or greater at the time of purchase), and allocates approximately 50% of its total assets to a large cap growth strategy and approximately 50% of its total assets to a large cap value strategy, each managed independently by its investment adviser. In addition, unlike the Acquired Series, the Acquiring Series' principal investment strategies explicitly allow it to invest in a variety of investment vehicles and securities issued by foreign companies.

o Security Investors, LLC (the "Investment Manager" or "Security Investors") serves as investment adviser for both Series. However, while Security Investors directly manages the Acquiring Series (without retaining any sub-adviser), Security Investors has engaged Northern Trust Investments, N.A. ("NTI") to serve as a sub-adviser to, and directly manage the assets of, the Acquired Series.

o As a result of the proposed Reorganization, shareholders of the Acquired Series would invest in the Acquiring Series that is more actively traded and may have more investment in securities of foreign companies and technology companies, and therefore could potentially be subject to higher investment and price volatility risks.

o The annual operating expense ratio for shareholders of the Acquiring Series is expected to be lower than that of the Acquired Series, effective May 1, 2010, based on a comparison of expense ratios for the fiscal year ended December 31, 2009.

o The Acquiring Series is much larger than the Acquired Series and shareholders in the Acquired Series are expected to benefit from the larger asset base as a result of the Reorganization.

o Over the three-, five- and ten-year periods, both the Acquired Series and the Acquiring Series trailed their S&P 500 Index benchmark and the Acquired Series outperformed the Acquiring Series. However, the Acquiring Series made certain changes to its investment strategies and management team in early 2008, and since then it has shown a relatively strong investment performance record, which was superior to the records of both the Acquired Series and the S&P 500 Index. (Shareholders should note, however, that past performance is not an indication of future results.)

o The share purchase, exchange and redemption provisions for each Series are the same. For additional information on purchase and redemption provisions, see "More Information Regarding the Series."

o The Series expect that the Reorganization will be considered a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"). As such, shareholders of the Series will not recognize gain or loss as a result of the Reorganization. See "Information About the Reorganization - Tax Considerations."

o If the Reorganization is approved by shareholders, certain holdings of the Acquired Series could be sold shortly prior to the Closing Date. The Investment Manager may also sell portfolio securities that the Acquiring Series acquired from the Acquired Series after the Closing Date. In addition, both Series may engage in transition management techniques to facilitate the portfolio transition process. Such sales and purchases could result in increased transaction costs, all or part of which are ultimately borne by shareholders, and reduce the net asset value of the Series. (See the section titled "Important Information About Portfolio Transitioning" below for additional information.)

A NOTE ABOUT A TRANSACTION INVOLVING THE INVESTMENT MANAGER -- Both the Acquired Series and the Acquiring Series use the Investment Manager as their investment adviser. Security Benefit Mutual Holding Co. ("SBHC"), the parent company of the Investment Manager, and certain of SBHC's affiliates have entered into agreements with an investor group (the "Investors") led by Guggenheim Partners, LLC, under which the Investors will acquire control of the Investment Manager and affiliates (the "Transaction"). Guggenheim Partners, LLC is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Transaction should not result in material changes to the day-to-day management and operations of the Series or any increase in fees. However, the Transaction will result in a change in control of the Investment Manager within the meaning of the Investment Company Act of 1940. This will, in turn, result in the termination of the current investment advisory agreements between the Investment Manager and each of the Series. At a separate meeting to be held on or about April 23, 2010, shareholders of record on February 24, 2010 of each Series will be asked to approve a new investment advisory agreement between Security Investors and the Series, the terms of which are substantially identical to those of the Series' current investment advisory agreement. A proxy statement, which is distinct from this Proxy Statement/Prospectus and which contains information about the change of control and the new investment advisory agreements, is also being mailed to shareholders of both Series. The consummation of Reorganization is contingent upon the approval of the new investment advisory agreements by shareholders of both Series if such vote takes place. Thus, upon shareholder approval of the Reorganization Plan, if a vote on the new investment advisory agreements by shareholders of the Series takes place, the Reorganization will be consummated only if shareholders of both Series approve the Series' respective new investment advisory agreements.

SUMMARY COMPARISON OF PRINCIPAL RISKS OF THE SERIES -- An investment in the Series is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of an investment in the Series will fluctuate and is subject to investment risks, which means investors could lose money.

Each Series shares the following principal investment risks:

o    Equity Derivatives Risk
o    Equity Securities Risk
o    Growth Stocks Risk
o    Index Risk
o    Leverage Risk
o    Market Risk
o    Value Stocks Risk

In addition to the above risks, the Acquiring Series is also subject to the following principal investment risks:

o    Active Trading Risk
o    Foreign Securities Risk
o    Investment in Investment Vehicles Risk
o    Management Risk

o    Overweighting Risk
o    Technology Stocks Risk

A description of each of these risks is provided below under "Principal Risks of Investing in the Series." In addition, Appendix B contains additional information regarding other risk considerations of the Series.



COMPARISON OF FEES AND EXPENSES FOR THE SERIES

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of each Series.

COMPARISON OF ANNUAL FUND OPERATING EXPENSES - The current expenses of the Acquired and the Acquiring Series and estimated pro forma expenses after giving effect to the proposed Reorganization are shown in the table below. Expenses for the Series are based on the operating expenses incurred for the fiscal year ended December 31, 2009. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Series after giving effect to the proposed Reorganization as of December 31, 2009. Pro forma numbers are estimated in good faith and are hypothetical. The table below does not reflect the fees and expenses of the variable insurance product through which shares of the Series are purchased. If such fees and expenses were reflected, the overall expenses would be higher.

-----------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------
                                                 ACQUIRED SERIES              ACQUIRING SERIES
-----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering
price)                                                None                         None
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)
-----------------------------------------------------------------------------------------------------
                                            ACQUIRED SERIES    ACQUIRING SERIES       PRO FORMA
-----------------------------------------------------------------------------------------------------
Advisory Fees                                    0.75%               0.75%              0.75%
-----------------------------------------------------------------------------------------------------
Other expenses                                   0.28%               0.17%              0.17%
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES             1.03%               0.92%              0.92%
-----------------------------------------------------------------------------------------------------
Fee waiver (and/or expense reimbursement)      -0.03%(1)              --                  --
-----------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES
AFTER FEE WAIVER (AND/OR EXPENSE                 1.00%               0.92%              0.92%
REIMBURSEMENT)
-----------------------------------------------------------------------------------------------------

(1) Effective May 1, 2010 through April 30, 2011, the Investment Manager has contractually agreed to cap the total annual expenses of the Acquired Series at 1.00% (excluding interest, taxes, acquired fund fees and expenses, extraordinary expenses, brokerage fees and commissions). The Investment Manager currently agrees to contractually waive 0.25% of its investment advisory fee for the Acquired Series; however, this fee waiver will expire on April 30, 2010.


EXAMPLES - The example below is intended to help you compare the cost of investing in the Series and in the combined Series (after the Reorganization) on a pro forma basis. Your actual costs may be higher or lower. The example does not reflect separate account or insurance contract fees and charges, which if reflected would increase expenses.

The example assumes that you invest $10,000 in each Series and in the Acquiring Series after the Reorganization for the time periods indicated and redeemed your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that each Series' operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeemed your shares at the end of each period shown.

-------------------------------------------------------------------------
                ACQUIRED SERIES    ACQUIRING SERIES       PRO FORMA
-------------------------------------------------------------------------
1 Year             $    105            $     94             $   94
-------------------------------------------------------------------------

-------------------------------------------------------------------------
3 Years            $    328            $    293             $  293
-------------------------------------------------------------------------
5 Years            $    569            $    509             $  509
-------------------------------------------------------------------------
10 Years             $1,259              $1,131             $1,131
-------------------------------------------------------------------------

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES OF THE SERIES

The investment objectives, principal investment strategies, and risks of the Series are generally different, although similar in several respects. The chart below summarizes the primary similarities and differences between the Series' investment objectives, principal investment strategies and principal risks. There can be no assurance that a Series will achieve its stated objective.

------------------------------------------------------------------------------------------------------------------------------------
                                           THE ACQUIRED SERIES                                THE ACQUIRING SERIES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE            The Acquired Series seeks to outperform         The Acquiring Series seeks long-term growth
                                the S&P 500 Index through stock                 of capital.
                                selection resulting in different
                                weightings of common stocks relative to
                                the index.
------------------------------------------------------------------------------------------------------------------------------------
BENCHMARK                                     S&P 500 Index                                       S&P 500 Index
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES The Acquired Series pursues its objective by    The Acquiring Series pursues its objective
                                investing, under normal market conditions,      by investing, under normal market
                                at least 80% of its net assets (including       conditions, at least 80% of its net assets
                                any borrowings for investment purposes) in      (plus borrowings for investment purposes) in
                                equity securities of companies in the S&P       a widely-diversified portfolio of equity
                                500 Index and futures contracts                 securities, which may include American
                                representative of the stocks that make up       Depositary Receipts ("ADRs") and convertible
                                the index.                                      securities. The Series typically invests in
                                                                                the equity securities of domestic and
                                                                                foreign companies whose total market value
                                                                                is $5 billion or greater at the time of
                                                                                purchase.

                                                                                The Acquiring Series pursues its objective
                                                                                by investing, under normal market
                                                                                conditions, approximately 50% of its total
                                                                                assets according to a Large Cap Growth
                                                                                strategy managed by the Investment Manager
                                                                                and approximately 50% of its total assets
                                                                                according to a Large Cap Value strategy
                                                                                managed by the Investment Manager.
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT MANAGER              Security Investors                              Security Investors
------------------------------------------------------------------------------------------------------------------------------------
SUB-ADVISERS                    NTI                                             None
------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO MANAGERS              Peter C. Stournaras, a portfolio manager        Mark A. Mitchell and Mark P. Bronzo, each a
                                of NTI                                          portfolio manager of the Investment Manager
------------------------------------------------------------------------------------------------------------------------------------
COMPARISON OF    SIMILAR        o  Each Series pursues its investment objective by investing, under normal market conditions, at
PRINCIPAL        STRATEGIES        least 80% of its net assets (plus borrowings for investment purposes) in equity securities.
INVESTMENT
STRATEGIES                      o  Each Series may also invest a portion of its assets in options and futures contracts. These instruments may be used to hedge each Series' portfolio, to maintain exposure to the equity markets, or to increase returns.

                                o  Under adverse or unstable market conditions, each Series could invest some or all of its assets in cash, fixed-income securities, government bonds, money market securities or repurchase agreements.
------------------------------------------------------------------------------------------------------------------------------------
                  DIFFERENCES    THE ACQUIRED SERIES
                  IN STRATEGIES
                                o  The Acquired Series pursues its objective by investing, under normal market conditions, at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of companies in the S&P 500 Index and futures contracts representative of the stocks that make up the index.

                                o  The Investment Manager has engaged NTI to provide investment advisory services to the
                                   Acquired Series as a Sub-Adviser. Using a quantitative discipline, NTI determines whether the Series should, relative to the proportion of the S&P 500 Index that the stock represents, (1) overweight - invest more in a particular stock, (2) underweight -
                                   invest less in a particular stock, or (3) hold a neutral position in the stock -
                                   invest a similar amount in a particular stock. In addition, NTI may determine that certain S&P 500 stocks should not be held by the Series in any amount. NTI believes that its quantitative criteria will result in a portfolio with an overall risk similar to that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                o  In addition, to enhance return potential, the Acquired Series may invest a limited portion of its assets in equity securities that are not included in the S&P 500 Index.

                                THE ACQUIRING SERIES

                                o  The Acquiring Series pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include American
                                   Depositary Receipts ("ADRs") and convertible securities. The Series typically invests in the equity securities of domestic and foreign companies whose total market value is $5 billion or greater at the time of purchase.

                                o  The Acquiring Series pursues its objective by investing, under normal market conditions, approximately 50% of its total assets according to a Large Cap Growth strategy managed by the Investment Manager and approximately 50% of its total assets according to a Large
                                   Cap Value strategy managed by the Investment Manager.

                                o  The Investment Manager manages its allocation of the Acquiring Series' assets according to each respective strategy, and the trading decisions with respect to each strategy are made independently. In order to maintain the target allocations between the two strategies, all daily cash inflows (purchases and reinvested distributions) and outflows (redemptions and expense items) will be divided between the two strategies, as appropriate. The Investment Manager will rebalance the allocation to the Acquiring
                                   Series' strategies promptly to the extent the percentage of the Series' assets allocated to either strategy equals or exceeds 60% of the Series' total assets.

                                o  The Investment Manager in its discretion may make adjustments if either of the strategies becomes over- or under-weighted as a result of market appreciation or depreciation.
                                   Accordingly, the performance of the Acquiring Series could differ from the performance of each strategy if either had been maintained as a separate portfolio. As a consequence of the Investment Manager's efforts to maintain assets between the two strategies at the targeted percentages, the Investment
                                   Manager will allocate assets and rebalance when necessary by (1) allocating cash inflow to the strategy that is below its targeted percentage or (2) selling securities in the strategy that exceeds its targeted percentage with proceeds being reallocated to the strategy that is below its targeted percentage. To the extent that the sales of securities as part of these reallocations result in higher portfolio turnover, this active trading may increase the costs the Series incurs.

                                o  In choosing equity securities, the Investment Manager uses a blended approach, investing in growth stocks and value stocks, and may, to the extent consistent with the Acquiring Series' investment policies, invest in a limited number of industries or industry sectors, including the technology sector. Growth-oriented stocks are stocks of established companies that typically have a record of consistent earnings growth. The Investment Manager typically chooses growth-oriented companies through a combination of a qualitative top-down approach in reviewing growth trends that is based upon several fixed income factors, such as bond spreads and interest rates, and a quantitative bottom-up approach. The Investment Manager will also invest in value-oriented stocks.
                                   Value-oriented companies appear to be undervalued relative to assets, earnings, growth potential or cash flows. The Investment Manager uses a blend of qualitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax ROIC
                                   (Return on Invested Capital) over time. The Series typically sells a security when the reasons for buying it no longer apply, when the company begins to show deteriorating fundamentals or poor relative performance, or falls short of the
                                   Investment Manager's expectations.

                                o  The Acquiring Series may invest in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds ("ETFs") and other mutual funds. The Series may use these index-based investments as a way of managing its cash position, to gain exposure to the equity markets, or a particular sector of the equity market, while maintaining liquidity.

                                o  Although the Acquiring Series primarily invests in securities issued by domestic companies, there is no limit in the amount that the Series may invest in securities issued by foreign companies.
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE SERIES

Each Series may invest in various types of securities or use certain investment techniques to achieve its objective. The following discussion summarizes the principal risks associated with such securities and investment techniques. As with any security, an investment in a Series involves certain risks, including loss of principal. The Series are subject to varying degrees of financial, market and credit risk. An investment in the Series is not a deposit of a bank and is not insured by the Federal Deposit Insurance Corporation or any other government agency. The fact that a particular risk is not identified means only that it is not a principal risk of investing in the Series, but it does not mean that a Series is prohibited from investing its assets in securities or other assets that give rise to that risk. Please refer to Appendix B for information about additional investment techniques that the Series may utilize and related risks.

------------------------------------------------------------------------------------------------------------------
RISKS                                      SERIES H - ENHANCED INDEX SERIES        SERIES A - EQUITY SERIES
------------------------------------------------------------------------------------------------------------------
Active Trading Risk                                                                            X
------------------------------------------------------------------------------------------------------------------
Equity Derivatives Risk                                   X                                    X
------------------------------------------------------------------------------------------------------------------
Equity Securities Risk                                    X                                    X
------------------------------------------------------------------------------------------------------------------
Foreign Securities Risk                                                                        X
------------------------------------------------------------------------------------------------------------------
Growth Stocks Risk                                        X                                    X
------------------------------------------------------------------------------------------------------------------
Index Risk                                                X                                    X
------------------------------------------------------------------------------------------------------------------
Investment in Investment Vehicles Risk                                                         X
------------------------------------------------------------------------------------------------------------------
Leverage Risk                                             X                                    X
------------------------------------------------------------------------------------------------------------------
Management Risk                                                                                X
------------------------------------------------------------------------------------------------------------------
Market Risk                                               X                                    X
------------------------------------------------------------------------------------------------------------------
Overweighting Risk                                                                             X
------------------------------------------------------------------------------------------------------------------
Technology Stocks Risk                                                                         X
------------------------------------------------------------------------------------------------------------------
Value Stocks Risk                                         X                                    X
------------------------------------------------------------------------------------------------------------------

ACTIVE TRADING RISK -- Active trading will increase the costs a Series incurs because of higher brokerage charges or mark-up charges, which are passed on to shareholders and, as a result, may lower a Series' performance. It may also result in short-term capital gains, which may increase the amount of tax an investor pays on a Series' returns.

EQUITY DERIVATIVES RISK -- Equity derivatives include options, futures and options on futures, which may be used to hedge a Series' portfolio, to increase returns or to maintain exposure to a market without buying individual securities. These investments may pose risks in addition to those associated with investing directly in securities or other investments. These risks may include illiquidity of the equity derivative, imperfect correlation with underlying investments or the Series' other portfolio holdings, lack of availability, counterparty risks, valuation risk and legal restrictions. In addition, when a Series sells covered call options, it receives cash but limits its opportunity to profit from an increase in the market value of the security beyond the exercise price (plus the premium received). The gain may be less than if the Series had not sold an option on the underlying security. Accordingly, there is the risk that such practices may fail to serve their intended purposes and may reduce returns or increase volatility. There is also the risk that a Series could lose more than the amount the Series invested in the derivates. These practices also entail transactional expenses and may cause a Series to realize higher amounts of short-term capital gains than if the Series had not engaged in such transactions.

EQUITY SECURITIES RISK -- Equity securities include common stocks and other equity securities (and securities convertible into stocks), and the prices of equity securities fluctuate in value more than other investments. They reflect changes in the issuing company's financial condition and changes in the overall market. Common stocks generally represent the riskiest investment in a company. A Series may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may be more volatile than value stocks.

FOREIGN SECURITIES RISK -- Investing in foreign investments, including investing in foreign securities through ADRs, involves certain special risks, including but not limited to: (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; (vi) higher operational expenses; and (vii) illiquidity. These risks may even be higher in underdeveloped markets.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

GROWTH STOCKS RISK -- Investments in growth stocks may lack the dividend yield that can cushion stock prices in market downturns. Growth companies often are expected to increase their earnings at a certain rate. If expectations are not met, investors can punish the stocks, even if earnings do increase.

INVESTMENT IN INVESTMENT VEHICLES RISK -- Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor's Depositary Receipts ("SPDRs") and similar securities of other investment companies or other investment vehicles, including ETFs. Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500, but a Series may invest in other index-based investments designed to track other indexes or market sectors. To the extent a Series invests in other investment companies or investment vehicles, it will incur its pro rata share of the underlying investment companies' or investment vehicles' expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. The Series may use index-based investments as a way of managing its cash position, to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

INDEX RISK -- The performance of an investment that seeks to track a benchmark index may not correspond to the benchmark index for any period of time. Such an investment may not duplicate the exact composition of its index In addition, unlike a fund or other investment, the returns of an index are not reduced by expenses, and therefore, the ability of a Series to match the performance of the index is adversely affected by the costs of buying and selling investments as well as other expenses.

LEVERAGE RISK -- The use of derivatives may create leveraging risk. For example, because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in an immediate and substantial impact on the net asset value of a Series. Leveraging may cause a Series to be more volatile than if it had not been leveraged. To mitigate leveraging risk, each Series segregates liquid assets to meet its obligations under, or otherwise covers, the trans-actions that may give rise to this risk. Leverage can also arise through the use of derivates.

MANAGEMENT RISK -- A Series is subject to management risk because it is an actively managed investment portfolio. The Investment Manager and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Series, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the Investment Manager and each individual portfolio manager in connection with managing the Series and may also adversely affect the ability of the Series to achieve its investment objective.

MARKET RISK -- Most securities fluctuate in price, and equity prices tend to fluctuate more dramatically over the shorter term than do the prices of other asset classes. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or changes in economic, political or financial market conditions. Volatility of financial markets can expose a Series to greater market risk, possibly resulting in greater liquidity risk. Market conditions also may lead to increased regulation of a Series and the instruments in which a Series may invest, which may, in turn, affect the Series' ability to pursue its investment objective and the Series' performance.

OVERWEIGHTING RISK -- Overweighting investments in certain sectors or industries of the stock market increases the risk that a Series will suffer a loss because of general declines in the prices of stocks in those sectors or industries.

TECHNOLOGY STOCKS RISK -- Companies in the rapidly changing field of technology often face unusually high price volatility, in terms of both gains and losses. The potential for wide variation in performance is based on the special risks common to these stocks. For example, products or services that at first appear promising may not prove commercially successful or may become obsolete quickly. Earnings disappointments can result in sharp price declines. The level of risk will be increased to the extent that the Series has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), which may not have established products or more experienced management.

VALUE STOCKS RISK -- Investments in value stocks are subject to the risk that their intrinsic values may never be realized by the market or that their prices may go down. While a Series' investments in value stocks may limit downside risk over time, a Series may, as a trade-off, produce more modest gains than riskier stock funds.

COMPARISON OF SERIES PERFORMANCE

PERFORMANCE OF THE SERIES - The charts and tables below provide some indication of the risks of investing in each Series by showing changes in the Series' performance from year to year and by showing how the Series' average annual returns have compared to those of the S&P 500 Index, a broad-based securities market index. The tables also show how each Series' average annual total returns for the periods indicated compare to those of the S&P 500 Index. Fee waivers and/or reimbursements may have reduced expenses of the Series, and in the absence of such waivers and/or reimbursements, the performance would be reduced. The performance does not reflect fees and expenses associated with an investment in variable insurance products through which shares of each Series are purchased and, if such fees and expenses were reflected, the performance would be lower. As with all mutual funds, past performance is not a prediction of future results.

ACQUIRED SERIES - SERIES H (ENHANCED INDEX SERIES)(1)


HIGHEST AND LOWEST RETURNS
(Quarterly 2000-2009)
------------------------------------------------

HIGHEST QUARTER
Q2 ended June 30, 2009                    16.16%

LOWEST QUARTER
Q4 ended December 31, 2008               -22.70%

Bar Chart:
2000    -10.20%
2001    -12.99%
2002    -22.98%
2003     27.78%
2004      9.85%
2005      5.04%
2006     15.55%
2007      0.99%
2008    -37.57%
2009     26.65%

----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2009)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 1 Year          5 Years        10 Years
----------------------------------------------------------------------------------------------------------------------------
Series H                                                                         26.65%          -0.62%          -1.98%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(2)             26.46%           0.42%          -0.95%
----------------------------------------------------------------------------------------------------------------------------
(1)  NTI was engaged to provide investment advisory services to Series H effective May 1, 2003.

(2) The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

ACQUIRING SERIES - SERIES A (EQUITY SERIES)


HIGHEST AND LOWEST RETURNS
(Quarterly 1999-2009)
----------------------------------------------------

HIGHEST QUARTER
Q3 ended September 30, 2009               16.91%

LOWEST QUARTER
Q4 ended December 31, 2008               -21.97%

Bar Chart:
2000    -12.76%
2001    -11.41%
2002    -24.10%
2003     21.74%
2004      7.77%
2005      4.33%
2006     12.89%
2007     -4.88%
2008    -37.40%
2009     29.84%

----------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(through December 31, 2009)
----------------------------------------------------------------------------------------------------------------------------
                                                                                 1 Year          5 Years        10 Years
----------------------------------------------------------------------------------------------------------------------------
Series A                                                                         29.84%          -1.86%          -3.49%
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees, expenses or taxes)(1)             26.46%           0.42%          -0.95%
----------------------------------------------------------------------------------------------------------------------------
(1)  The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.

For additional information about the Series' performance, please refer to Appendix C.

ADDITIONAL INFORMATION ABOUT THE SERIES

INVESTMENT MANAGER- Security Investors, LLC, One Security Benefit Place, Topeka, Kansas 66636, serves as investment manager to the Series. On December 31, 2009, the aggregate assets of all accounts under management of the Investment Manager were approximately $4.4 billion.

The Investment Manager has overall responsibility for the management of each Series pursuant to an investment advisory contract with the Series. The Investment Manager, subject to the control and supervision of the Board, furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of the Series, and provides for the compilation and maintenance of records pertaining to the investment advisory function. For such services, the Investment Manager is entitled to receive compensation on an annual basis equal to 0.75% of the average net assets of each Series. If the proposed Reorganization is approved by shareholders of the Acquired Series, the Acquiring Series will continue to pay the same advisory fee currently in place.

SUB-ADVISER OF THE ACQUIRED SERIES

The Investment Manager and the Series have received from the SEC an exemptive order for a multi manager structure that allows the Investment Manager to hire, replace or terminate sub-advisers for the Series without the approval of shareholders. While the Investment Manager directly manages the Acquiring Series (without retaining any sub-adviser), the Investment Manager has engaged NTI, 50 South LaSalle Street, Chicago, Illinois 60603, to provide investment advisory services to the Acquired Series. The Investment Manager, and not the Acquired Series, is responsible for payment of sub-advisory fees to NTI. Shareholders should note that the Investment Manager has an interest in the proposed Reorganization because, if the Reorganization is approved, it will no longer have to pay sub-advisory fees to NTI for its sub-advisory services to the Acquired Series.

NTI is an investment adviser registered under the Investment Advisers Act of 1940, as amended. NTI primarily manages assets for defined contribution and benefit plans, investment companies and other institutional investors. NTI is a subsidiary of The Northern Trust Company ("TNTC"). TNTC is an Illinois state chartered banking organization and a member of the Federal Reserve System. Formed in 1889, TNTC administers and manages assets for individuals, personal trusts, defined contribution and benefit plans and other institutional and corporate clients. TNTC is the principal subsidiary of Northern Trust Corporation, a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed the assets of individuals, charitable organizations, foundations and large corporate investors. As of September 30, 2009, Northern Trust Corporation had approximately $610.5 billion in assets under management.

A discussion regarding the basis of the Board's approval of the Acquiring Series' investment advisory agreement and the basis of the Board's approval of the Acquired Series' investment advisory and sub-advisory agreements is available in the Series' annual report for the fiscal year ended December 31, 2009.

PORTFOLIO MANAGERS OF THE ACQUIRING SERIES

MARK A. MITCHELL, Portfolio Manager of the Investment Manager, has managed the Acquiring Series since February 2004 (co-managing with Mark Bronzo since February 2008. Prior to joining the Investment Manager, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, U.S. Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

MARK P. BRONZO, Portfolio Manager of the Investment Manager, has been the co-manager of the Acquiring Series since February 2008. Prior to joining the Investment Manager in 2008, he was a Managing Director and member of the Board of Managers of Nationwide Separate Accounts, LLC, the successor advisor to Groupama Asset Management N.A. ("GAMNA") and Chairman, President and Chief Executive Officer of Gartmore Mutual Funds II, Inc. From 1995 to 2003, he served as Senior Vice President, Managing Director, and Board member of GAMNA. Mr. Bronzo earned a Bachelor of Arts degree in Economics from Boston College and an MBA in Finance from New York University. He is a Chartered Financial Analyst charterholder.

PORTFOLIO MANAGER OF THE ACQUIRED SERIES

PETER C. STOURNARAS, Senior Vice President of NTI, has been manager of the Acquired Series since May 2008. He joined NTI in 2006 and is a quantitative equity senior portfolio manager and researcher. From 1998 to 2006, Mr. Stournaras was with Legg Mason/Citigroup Asset Management where he was a director of quantitative analysis as well as a quantitative analyst and senior portfolio manager. Mr. Stournaras received a Bachelor of Science in management information systems from Rensselaer Polytechnic

Institute and a Masters of Business Administration from Columbia Business School. Mr. Stournaras is a Chartered Financial Analyst charter-holder, a member of the Stamford Society of Investment Analysts and the Chicago Quantitative Alliance.

The Statement of Additional Information of the Series provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of shares of the Series.

ADMINISTRATOR, TRANSFER AGENT AND PRINCIPAL UNDERWRITER. The Investment Manager also serves as administrative agent and transfer agent to each Series. Security Distributors, Inc., One Security Benefit Place, Topeka, KS 66636-0001, and Rydex Distributors, Inc., 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serve as the principal underwriters/distributors of the Series. The Investment Manager, Security Distributors, Inc. and Rydex Distributors, Inc. are affiliates of each other.

FORM OF ORGANIZATION AND KEY DIFFERENCES IN SHAREHOLDER RIGHTS - Each Series is a series of SBL Fund, a Kansas corporation registered as an open-end management investment company. SBL Fund is governed by the Board, which currently consists of six directors. There are no key differences in the rights of shareholders of the Acquiring Series and the Acquired Series.


INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION PLAN -- The Reorganization Plan provides for the transfer of all of the assets and liabilities of the Acquired Series to the Acquiring Series solely in exchange for shares of the Acquiring Series. The Acquired Series will distribute the shares of the Acquiring Series received in the exchange to its shareholders, and then the Acquired Series will be liquidated.

After the Reorganization, each shareholder of the Acquired Series will own shares in the Acquiring Series having an aggregate value equal to the aggregate value of shares of the Acquired Series held by that shareholder as of the close of business on the Closing Date.

Until the Closing Date, shareholders of the Acquired Series will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by the Acquired Series for the redemption of Acquiring Series shares received by the shareholders in the Reorganization.

The obligations of the Series under the Reorganization Plan are subject to various conditions, including approval of the shareholders of the Acquired Series and the issuance of a tax opinion, as discussed under "Tax Considerations" below. The Reorganization Plan also requires that the Series take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Plan. The Reorganization Plan may be terminated by mutual agreement of the parties or on certain other grounds.

The foregoing summarizes the material aspects of the Reorganization Plan. For a complete description of the terms and conditions of the Reorganization, see the form of the Reorganization Plan at Appendix A, which qualifies in its entirety the foregoing summary of the Reorganization Plan.

REASONS FOR THE REORGANIZATION -- The Acquiring Series has shown a strong investment performance record over the past year, which was superior to the performance of the S&P 500 Index, its benchmark index, and the performance of the Acquired Series, over this same period. (Shareholders should note, however, that past performance is not an indication of future results.) While both Series have the same investment advisory fee ratio, the Acquiring Series' annual operating ratio is expected to be lower than that of the Acquired Series, effective May 1, 2010, based on a comparison of historical expense ratios. Furthermore, the Reorganization will create a larger Acquiring Series, which should benefit shareholders of each of the Series by spreading costs across a larger asset base and which would allow shareholders of the Acquired Series to continue to participate in a professionally managed portfolio investing in equity securities. Also, a larger Acquiring Series may offer the potential benefits of a more diversified portfolio of securities and improve trading efficiency, and may eventually realize economies of scale and lower operating expenses. Prior to approving this reorganization, the Board in 2008 approved a reorganization of the Acquired Series into another series of SBL Fund, but because that series was closed to new investments, the reorganization never took place. Based upon these considerations, management of the Series has recommended the Reorganization.

The proposed Reorganization was presented to the Board for consideration and approval at the meeting held on January 21, 2010. The Directors, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of SBL Fund, determined that the interests of the shareholders of the respective Series would not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization was in the best interests of each of the Series and its shareholders.

BOARD CONSIDERATIONS -- The Board, in recommending the Reorganization, considered a number of factors, including the following:

1. The Acquired Series has not reached a viable size and is unlikely to do so given the lack of interest in the market in a fund with its structure and investment strategy;

2. the Reorganization would not dilute the interests of either Series' current shareholders;

3. over the three-, five- and ten-year periods, both the Acquired Series and the Acquiring Series trailed their S&P 500 Index benchmark and the Acquired Series outperformed the Acquiring Series. However, the Acquiring Series made certain changes to its investment strategies and management team in early 2008, and since then it has shown a relatively strong investment performance record, which was superior to the performance records of both the Acquired Series and the S&P 500 Index, while the Acquired Series' performance remains below expectations; (Shareholders should note, however, that past performance is not an indication of future results.)

4. the similarities and differences between the investment objectives and strategies of the Acquired Series and the Acquiring Series;

5. expense ratios and information regarding fees and expenses of the Acquired Series and the Acquiring Series, which indicate that the current shareholders of the Acquired Series will incur the same investment advisory fee ratio and effective May 1, 2010, could potentially have a lower annual operating expense ratio as a result of the Reorganization;

6. the extent to which the combined Acquiring Series may realize increased investment opportunities and enhanced portfolio diversification and/or liquidity after the Reorganization;

7. benefits to Security Investors, such as it would no longer have to make any sub-advisory fee payments to the Acquired Series' sub-adviser or waive any advisory fees for the Acquired Series as a result of the Reorganization;

8. the pending change of control of Security Investors as a result of the acquisition of control of Security Investors by an investor group let by Guggenheim Partners, LLC, noting that this change should not result in material changes to the day-to-day management and operations of the Series or any increase in fees;

9. the tax-free nature of the Reorganization to each Series and its shareholders;

10. the Reorganization will allow shareholders of the Acquiring Series to continue to participate in a professionally managed portfolio investing in equity securities; and

11. other options if shareholders of the Acquired Series do not approve the proposed Reorganization and/or if the Reorganization does not take place, including liquidation of the Acquired Series.

The Board also considered the future potential benefits to the Acquiring Series in that its operating costs may be reduced if the Reorganization is approved.

THE BOARD RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED SERIES APPROVE THE REORGANIZATION.

TAX CONSIDERATIONS -- The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, pursuant to this treatment, neither the Acquired Series, the Acquiring Series, nor the shareholders will recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Plan. As a condition to the closing of the Reorganization, the Series will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Series.

If the Reorganization Plan is approved by shareholders of the Acquired Series, then on or as soon as practicable before the Closing Date, the Acquired Series will pay its shareholders a cash distribution of all undistributed net investment income and undistributed realized net capital gains. Insurance Contract Owners are not expected to recognize any income or gains for federal income tax purposes from this cash distribution.

IMPORTANT INFORMATION ABOUT PORTFOLIO TRANSITIONING -- Upon shareholders' approval of the Reorganization and prior to the Closing Date, the Investment Manager or NTI (or a portfolio transition manager specifically appointed to assist with the transition) may sell a portion of the Acquired Series' holdings to transition the Acquired Series' portfolio holdings to the Acquiring Series. The Investment Manager anticipates that approximately 70% of the Acquired Series' portfolio holdings will be sold prior to the Closing Date as part of the transition of the portfolio. The Acquired Series will bear one-half of the estimated costs of such transition, including brokerage commission, taxes and SEC fees, which are expected to be approximately $15,000. The proceeds of such sales may be held in temporary investments or invested in assets that the Acquiring Series may hold or wish to hold. After the Closing Date, the Investment Manager may also sell Acquiring Series portfolio securities that were acquired from the Acquired Series, and the Acquiring Series may not be immediately fully invested in accordance with its long-term investment strategies. Both Series also may engage in a variety of transition management techniques to facilitate the portfolio transition process. During this transition period, the Acquired Series may not be pursuing its investment objective and strategies, and certain previous non-fundamental limitations on permissible investments and investment restrictions may not apply. Furthermore, sales and purchases of securities by the Series may be made at disadvantageous times, and could result in increased transactional costs (all or part of which are ultimately borne by shareholders) and reduce the net asset value of the Series.

EXPENSES OF THE REORGANIZATION -- The Investment Manager and Acquired Series each will bear one-half of the expenses relating to the Reorganization. The expenses of the Reorganization include, but are not limited to, expenses associated with preparation of the Acquiring Series' registration statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, proxy solicitation expenses, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting, which are estimated to be approximately $63,000.

CAPITALIZATION OF THE SERIES - The following table shows on an unaudited basis the capitalization of each Series as of December 31, 2009 and on a pro forma basis as of December 31, 2009, after giving effect to the Reorganization.

---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
                                 ACQUIRED SERIES           ACQUIRING SERIES             ADJUSTMENT                 PRO FORMA
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Assets                   $47,624,587               $186,007,445              $ (39,000)(1)             $233,593,032
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Net Assets Per Share         $8.84                     $19.97                                              $19.97
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------
Shares Outstanding           5,388,280                 9,314,012                 (3,005,511)(2)            11,696,781 (3)
---------------------------- ------------------------- ------------------------- ------------------------- -------------------------

(1) The adjustment to net assets is due to one time reorganization and transition costs. These costs include the following: legal fees including tax opinion ($45,000), proxy/prospectus mailing ($10,000), proxy related expenses ($8,000) and transition costs ($15,000). These costs will be allocated equally between Security Investors, LLC and SBL Fund, Series H with each entity paying one-half of the merger and transition related costs.

(2) The adjustment to Shares Outstanding represents the difference between the sum of Shares Outstanding of the Acquired Series and the Acquiring Series, less the pro forma Shares Outstanding.

(3) The pro forma Shares Outstanding is determined by adding the net assets of the Acquired Series and the Acquiring Series, less the adjustment to net assets, and dividing by the Net Assets Per Share of the Acquiring Series.

GENERAL INFORMATION

OTHER BUSINESS. The Directors do not know of any matters to be presented at the Special Meeting other than those set forth in this proxy statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

PROXY SOLICITATION. The Board is soliciting Acquired Series shareholders' proxies on behalf of SBL Fund. The principal solicitation of proxies will be by the mailing of this Proxy Statement/Prospectus commencing on or about March 29, 2010, but proxies may also be solicited by telephone and/or in person by representatives of the Investment Manager or its affiliate(s), or The Altman Group, a private proxy services firm. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The estimated cost of retaining The Altman Group is approximately $21,000.

As previously discussed, the costs of the Special Meeting, including the costs of retaining The Altman Group, preparation and mailing of the Notice, Proxy Statement/Prospectus and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Investment Manager and Acquired Series .

SHAREHOLDER VOTING. Shareholders of the Acquired Series who own shares at the close of business on the Record Date will be entitled to notice of, and vote at, the Special Meeting. Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. The number of shares of the Acquired Series as to which a shareholder's voting instruction may be given to SBL Fund is determined by dividing the amount of the shareholder's variable contract account value attributable to the Acquired Series on the Record Date by the net asset value per share of the Acquired Series as of the same date. Fractional votes will be counted. As of the Record Date, there were issued and outstanding 5,221,438 shares of the Acquired Series.

The Insurance Companies who are known to have owned of record or beneficially 5% or more of each Series' outstanding shares as of the Record Date are set forth in the tables below. As of the Record Date, SBL Fund's Directors and officers, as a group, owned less than 1.00% of the outstanding shares of the each Series.

SERIES H (ENHANCED INDEX SERIES)

---------------------------------------------- ------------------------- ------------------------ ----------------------------------
NAME AND ADDRESS OF SHAREHOLDER                   TYPE OF OWNERSHIP       PERCENTAGE OF SERIES      PERCENTAGE OF COMBINED SERIES
                                                                                                      AFTER THE REORGANIZATION*
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
Security Benefit Life Insurance Company                 Record                   98.69%                         19.50
Topeka, Kansas  66636
---------------------------------------------- ------------------------- ------------------------ ----------------------------------

SERIES A (EQUITY SERIES)
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
NAME AND ADDRESS OF SHAREHOLDER                   TYPE OF OWNERSHIP       PERCENTAGE OF SERIES      PERCENTAGE OF COMBINED SERIES
                                                                                                      AFTER THE REORGANIZATION*
---------------------------------------------- ------------------------- ------------------------ ----------------------------------
Security Benefit Life Insurance Company                 Record                   99.92%                         78.27%
Topeka, Kansas  66636
---------------------------------------------- ------------------------- ------------------------ ----------------------------------

---------------
*On a pro forma basis, assuming that the value of the shareholder's interest in the Series on the date of consummation of the Reorganization is the same as on the Record Date.

The Insurance Companies that use shares of the Acquired Series as funding media for their variable annuity contracts and variable life policies will vote shares of the Acquired Series held by their separate accounts in accordance with the instructions received from Insurance Contract Owners. An Insurance Company also will vote shares of the Acquired Series held in a separate account for which Insurance Contract Owners fail to give instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. As a result, a small number of Insurance Contract Owners could determine the outcome of the vote if other owners fail to vote.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Acquired Series entitled to vote on the Record Date is required to constitute a quorum at the Special Meeting, and therefore must be present for the transaction of business at the Special Meeting. Shares held by shareholders present in person or represented by proxy at the Special Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Special Meeting.

In the event that a quorum is not present at the Special Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Special Meeting on any proposal for which there are sufficient votes for approval, even though the Special Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Special Meeting, you are requested to vote your shares by mail, via Internet, by telephone, or in person by following the enclosed instructions. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD, UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the secretary of SBL Fund prior to the Special Meeting; (b) by the subsequent execution and return of another proxy prior to the Special Meeting; or (c) by being present and voting in person at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke a previously-tendered proxy.

VOTE REQUIRED. Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of the Acquired Series.

EFFECT OF ABSTENTIONS. Abstentions are counted as shares eligible to vote at the Special Meeting in determining whether a quorum is present. Assuming the presence of a quorum, abstentions have the effect of a negative vote on the proposed Reorganization.

CONSUMMATION OF THE REORGANIZATION AND SHAREHOLDER VOTE ON NEW INVESTMENT ADVISORY AGREEMENTS. As described above, in a separate proxy statement, shareholders of record on February 24, 2010 of each of the Acquired Series and the Acquiring Series are also being asked to approve a new investment advisory agreement between Security Investors and each respective Series. The consummation of Reorganization is contingent upon the approval of the new investment advisory agreements by shareholders of both Series if such vote takes place. Thus, upon shareholder approval of the Reorganization Plan, if a vote on the new investment advisory agreements by shareholders of the Series takes place, the Reorganization will be consummated only if shareholders of both Series approve the Series' respective new investment advisory agreements.

SHAREHOLDER REPORTS. Shareholders can find important information about the Series in the Annual Report for the fiscal year ended December 31, 2009. You may obtain a copy of the Series' Annual and Semi-Annual Reports without charge by writing to the Series at the address above or by calling the Series at 1-800-888-2461.

SHAREHOLDER PROPOSALS. As a general matter, SBL Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of SBL Fund, One Security Benefit Place, Topeka, KS 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals that are not included herein and that may require a vote (such as proposals submitted on an untimely basis).

INFORMATION ABOUT THE SERIES. SBL Fund is subject to the informational requirements of the Securities Exchange Act of 1934, and certain other federal securities statutes, and files reports and other information with the SEC. Proxy materials, reports and other information filed by the Series can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, NE, Washington, DC 20549. The SEC maintains an Internet web site (at http://www.sec.gov) which contains other information about the Series.

TO ENSURE THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING, WE REQUEST PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                             By Order of the Board of Directors,
                                             /s/ Amy J. Lee
                                             Amy J. Lee
                                             Secretary
                                             SBL Fund
March 29, 2010
One Security Benefit Place
Topeka, Kansas 66636-0001

                      MORE INFORMATION REGARDING THE SERIES

Both the Acquired and Acquiring Series share the following policies:

PURCHASE AND REDEMPTION OF SHARES

Insurance Companies purchase shares of the Series for their variable annuity and variable life insurance separate accounts. The companies buy and sell shares of the Series at the net asset value per share (NAV) next determined after receipt and acceptance of an order to buy or receipt of an order to sell by SBL Fund or its agents. Each Series reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. A Series' NAV is generally calculated as of the close of trading on every day the New York Stock Exchange, Inc. (the "NYSE") is open (usually 3:00 p.m. Central
Time).

The Series offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail and send purchase proceeds by check, wire transfer or ACH. The Series do not accept cash or cash equivalents (such as traveler's checks, money orders or bearer bonds), government checks, third-party checks, starter checks or checks drawn on a line of credit (including credit card convenience checks), cashier's checks, or bank checks. The Series reserve the right to refuse other payment instruments if, in the sole discretion of management, it is deemed to be in the best interests of the Series. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

SBL Fund may suspend the right of redemption during any period when trading on the NYSE is restricted or the NYSE is closed for other than weekends or holidays, or any emergency is deemed to exist by the SEC. To the extent authorized by law, each Series reserves the right to discontinue offering shares at any time, or to cease operations entirely.

Each Series intends to pay redemption proceeds in cash; however, under unusual conditions that make payment in cash disadvantageous to the Series, the Series reserves the right to pay all, or part, of the redemption proceeds in liquid securities with a market value equal to the redemption price ("redemption in kind"). In the event of a redemption in kind of portfolio securities of a Series, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be at risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

REVENUE SHARING PAYMENTS -- Security Benefit Life Insurance Company ("SBL") and/or its affiliates may participate in arrangements whereby they compensate, out of their own resources and at no additional cost to the Series or their shareholders, financial representatives who sell SBL's variable annuity products that invest in SBL Fund. Such payments, commonly referred to as "revenue sharing," do not increase Series' expenses and are not reflected in the fees and expenses listed in the expense tables of this prospectus. Such compensation may be paid to intermediaries for (without limitation) marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Such compensation may also be paid to intermediaries for inclusion of the Series on a sales list, including a preferred or select sales list, or in other sales programs. Revenue sharing may also be paid to intermediaries that provide services to the Series or to shareholders, including (without limitation) shareholder servicing, sub-administration or sub-transfer agency services. The compensation received by such financial representatives via these payments may be more or less than the overall compensation received by the intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the intermediary. Additional information about these arrangements is provided in the prospectus of the variable life insurance or variable annuity product or through a financial representative and in the SBL Fund's Statement of Additional Information. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Series over another investment. Shareholders should inquire of an intermediary how the intermediary will be compensated for investments made in the Series.

MARKET TIMING/SHORT-TERM TRADING -- Some investors try to profit from various short-term or frequent trading strategies known as market timing; for example, transferring money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall, or transferring from one fund to another and then back again after a short period of time. As money is transferred in and out, a Series incurs expenses for buying and selling securities. Excessive purchases, redemptions or exchanges of a Series' shares can disrupt portfolio management, hurt Series performance and drive Series expenses higher. These costs are borne by all shareholders, including long-term investors who do not generate these costs. Investors may be more likely to attempt to engage in market timing with respect to Series that invest a significant portion of their assets in the securities of foreign issuers, securities that are thinly traded (such as certain small- and mid-cap issuers), and/or securities such as certain high yield securities that do not routinely have readily available market quotations.

The Board of Directors has adopted policies and procedures against market timing, and the Series discourage market timing or excessive trading. If you wish to engage in such practices, we request that you do not purchase shares of any of the Series. Each Series reserves the right to reject any request to purchase shares, including purchases in connection with an exchange transaction, that it reasonably determines to be market timing or excessive trading by a shareholder or accounts under common control. Transactions placed through the same insurance company on an omnibus basis may be rejected in whole or in part by a Series. Transactions accepted by an insurance company in violation of the market timing/short-term trading policies and procedures are not deemed accepted by the Series and may be cancelled or revoked by the Series by the close of business on the next business day following receipt.

The policies and procedures of the Series are intended to restrict transfers that are disruptive to the Series or potentially disadvantageous to other shareholders. Although the Series have adopted policies and procedures, the Series are dependent upon insurance companies offering the Series' shares to assist in implementing the policies and procedures to its Insurance Contract Owners investing in the Series. When considering if certain restrictions or limitations should be applied to shareholder transactions, the Series' policies and procedures take into account, among other things, the following factors:

o    the total dollar amount being transferred;

o    the number of transfers made within the previous 12 months;

o    transfers to and from (or from and to) the same Series;

o whether a shareholder's transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

o whether a shareholder's transfers appear to be part of a group of transfers made by a third party on behalf of individual shareholders in the group.

If it is determined that a shareholder's transfer patterns among the Series are disruptive or potentially disadvantageous to other shareholders, the Series' policies and procedures may require the insurance company to send the shareholder (the insurance company's Insurance Contract Owner) a letter notifying the shareholder that the insurance company is prohibiting the shareholder from making telephone transfers or other electronic transfers and instead requiring that the shareholder submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. In addition, after the shareholder makes four "round trip transfers" during any prior 12-month period, the insurance company will prohibit further transfers until transfers may be made that do not exceed this limitation. A "round trip transfer" is a transfer involving $5,000 or more (1) from a Series followed by a transfer to that Series or (2) to a Series followed by a transfer from that Series, although SBL Fund reserves the right to consider transfers in lesser amounts to constitute round trips.

In their sole discretion, the Series may revise their market timing procedures at any time without prior notice as they deem necessary or appropriate, including changing the criteria for monitoring market timing and other harmful trading (including, without limitation, imposing dollar or percentage limits on transfers). For purposes of applying the criteria used to detect potential market timing and other potentially harmful trading activity, the insurance company on behalf of the Series may aggregate transfers made in two or more variable insurance contracts that the insurance company believes are connected (for example, two contracts with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

The Series' policies and procedures do not require insurance companies to include transfers made pursuant to dollar cost averaging and asset reallocation options available under their variable insurance contracts.

Shareholders who seek to engage in programmed, frequent, or high volume transfer activity may employ a variety of strategies to avoid detection, and an insurance company's ability to detect and deter harmful trading activity may be limited by operational and information systems capabilities. In addition, the terms of an insurance company's variable insurance contract may also limit the insurance company's ability to restrict or deter harmful trading. Furthermore, the identification of Insurance Contract Owners determined to engage in harmful trading activity involves judgments that are inherently subjective. Accordingly, despite their best efforts, neither the Series nor the insurance companies can guarantee that the policies and procedures will detect every potential market timer, but the Series do require insurance companies to apply the policies and procedures adopted by the Board consistently to all their Insurance Contract Owners without special arrangement, waiver, or exception.

Because the Series cannot guarantee that all harmful trading activity will be detected, and because the cooperation of insurance companies and other financial intermediaries cannot be assured, shareholders bear the risks associated with such activity, including potential disruption of portfolio management, potentially lower performance, and higher expenses. Due to the risk that an insurance company implementing the policies and procedures may not detect all harmful trading activity, it is possible that some shareholders may inadvertently be treated differently than shareholders who are not permitted to engage in harmful trading activity. Those shareholders that do not engage in harmful trading activity nonetheless will bear the costs associated with such activity.

DISTRIBUTIONS AND FEDERAL INCOME TAX CONSIDERATIONS

Each Series pays dividends from its net investment income and distributes any net capital gains that it has realized, at least annually. Such dividends and distributions will be reinvested in additional shares of the Series.

Each Series intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income, and sources of income. If a Series qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, such Series will not be liable for federal income tax on income it distributes. Each Series also intends to comply with the diversification requirements of
Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contract so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Series to the insurance company's separate accounts.

Since you may purchase shares of a Series only indirectly through the purchase of a variable annuity or variable life insurance contract issued by SBL or its affiliated life insurance company, no discussion is included here as to the federal income tax consequences at the Series' shareholder level. For information concerning the federal income tax consequences to you as the purchaser of a variable annuity or variable life insurance contract based on a Series, see the prospectus for such variable annuity or variable life insurance contract. See the Statement of Additional Information of SBL Fund for more information on taxes.

DETERMINATION OF NET ASSET VALUE

The NAV of each Series is computed as of the close of regular trading hours on the NYSE (normally 3:00 p.m. Central Time) on days when the NYSE is open. The Exchange is open Monday through Friday, except on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Foreign securities are valued based on quotations from the primary market in which they are traded and are converted from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade in their primary markets on weekends or other days when the Series do not price their shares. Therefore, the NAV of Series holding foreign securities may change on days when shareholders will not be able to buy or sell shares of the Series.

Portfolio securities and other investments are generally valued at market value when market quotations are readily available. Securities traded on a domestic securities exchange are valued at the last sale price on that exchange on the day the valuation is made, provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If no sale is reported, the last current bid price is used. Securities traded over-the-counter are valued at the last current bid price. Market quotations for securities prices may be obtained from automated pricing services. Investments in securities maturing in 60 days or less may be valued at amortized cost.

When a market quotation for a security is not readily available (which may include closing prices deemed to be unreliable because of the occurrence of a subsequent event), the Investment Manager, in good faith, establishes a fair value for the security in accordance with SBL Fund's valuation procedures. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed-income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service with the goal of accurately reflecting the current value of each Series' portfolio holdings in the Series' net asset value per share. There can be no assurance that a Series could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Series determines its net asset value per share.

For further information about valuation of investments, see the Statement of Additional Information of SBL Fund.

FINANCIAL HIGHLIGHTS

The following tables show the financial performance of the Acquiring Series and the Acquired Series for the past five fiscal years. Certain information reflects financial results for a single Series share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in each Series assuming reinvestment of all dividends and distributions. The total returns do not reflect fees and expenses associated with an investment in variable insurance products through which shares of the Series are purchased and, if such fees and expenses were reflected, the total returns would be lower. This information has been derived from financial statements included in the Series' annual report for the fiscal year ended December 31, 2009 that have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, 233 South Wacker Drive, Chicago, Illinois 60606. The annual report is available upon request.



                  FINANCIAL HIGHLIGHTS FOR THE ACQUIRING SERIES

                                                                                                                      YEAR ENDED
                                                                                                                    DECEMBER 31,
                                                                 2009           2008           2007           2006          2005
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                           $15.38         $24.57         $25.83         $22.88        $21.93
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment  income(a)                                        0.11           0.14           0.14           0.11          0.16
Net gain (loss) on securities (realized and
     unrealized)                                                 4.48         (9.33)         (1.40)           2.84          0.79
                                                       --------------------------------------------------------------------------
Total from investment operations                                 4.59         (9.19)         (1.26)           2.95          0.95
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $19.97         $15.38         $24.57         $25.83        $22.88
                                                       ==========================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(b)                                                29.84%       (37.40%)        (4.88%)         12.89%         4.33%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $186,007       $165,109       $328,995       $441,788      $466,931
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment  income                                          0.68%          0.66%          0.52%          0.33%         0.55%
Total expenses(c)                                               0.92%          0.90%          0.89%          0.90%         0.89%
Net expenses(d)                                                 0.92%          0.90%          0.89%          0.90%         0.89%
Net expenses prior to custodian earnings credits and
     net of expense waivers                                     0.92%          0.90%          0.89%          0.90%         0.89%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           78%           142%(e)         14%            26%           37%

----------------------
(a) Net investment income (loss) was computed using average shares outstanding throughout the period.

(b) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(c) Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

(d) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

(e) Significant variation in the portfolio turnover rate is due to Investment Manager's appointment of new portfolio manager for the Series.

                  FINANCIAL HIGHLIGHTS FOR THE ACQUIRED SERIES

                                                                                                                      YEAR ENDED
                                                                                                                    DECEMBER 31,
                                                                 2009           2008           2007        2006(a)          2005
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net asset value, beginning of period                            $6.98         $11.18         $11.07          $9.58         $9.12
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment  income(b)                                        0.12           0.15           0.14           0.03          0.11
Net gain (loss) on securities (realized and
     unrealized)                                                 1.74         (4.35)         (0.03)           1.46          0.35
                                                       --------------------------------------------------------------------------
Total from investment operations                                 1.86         (4.20)           0.11           1.49          0.46
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $8.84          $6.98         $11.18         $11.07         $9.58
                                                       ==========================================================================

---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(c)                                                26.65%       (37.57%)          0.99%         15.55%         5.04%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                      $47,625        $43,637        $83,529       $110,030       $40,101
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment  income                                          1.61%          1.60%          1.25%          1.23%         1.15%
Total expenses(d)                                               1.03%          0.99%          0.94%          0.98%         1.04%
Net expenses(e)                                                 0.78%          0.74%          0.69%          0.73%         0.79%
Net expenses prior to custodian earnings credits and
     net of expense waivers                                     0.78%          0.74%          0.69%          0.73%         0.79%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                           85%           106%            89%           119%          106%


----------------------
(a) The financial highlights for Series H exclude the historical financial highlights for Series W. The assets of Series W were acquired by Series H on June 16, 2006. A total of $53,926,052 was excluded from purchases in the portfolio turnover calculation, which represents the cost of the securities Series H received as a result of the merger.

(b) Net investment income (loss) was computed using average shares outstanding throughout the period.

(c) Total return does not take into account any of the expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If total return had taken into account these expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products.

(d) Total expense information reflects the expense ratios absent expense reductions by the Investment Manager and custodian earnings credits, as applicable.

(e) Net expense information reflects the expense ratios after voluntary expense waivers, reimbursements and custodian earnings credits, as applicable.

                       APPENDIX A - Plan of Reorganization


     THIS PLAN OF REORGANIZATION (the "Reorganization Plan") is adopted as of this 21st day of January, 2010, by SBL Fund (the "Company") with its principal place of business at One Security Benefit Place, Topeka, Kansas 66636-0001, on behalf of its series, Series H (Enhanced Index Series) and Series A (Equity Series).

     This Reorganization Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization to which this Reorganization Plan applies (each a "Reorganization") will consist of the transfer of all of the assets of SBL Fund, Series H (the "Acquired Series") to SBL Fund, Series A (the "Acquiring Series") in exchange solely for voting shares of the Acquiring Series (the "Acquiring Series Shares"); the assumption by the Acquiring Series of all liabilities of the Acquired Series; and the distribution of the Acquiring Series Shares to the shareholders of the Acquired Series in complete liquidation of the Acquired Series as provided herein, all upon the terms and conditions hereinafter set forth in this Reorganization Plan.

     WHEREAS, the Company is an open-end, registered investment company of the management type and the Acquired Series owns securities which generally are assets of the character in which the Acquiring Series is permitted to invest;

     WHEREAS, the Directors of the Company have determined that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquiring Series and its shareholders and that the interests of the existing shareholders of the Acquiring Series would not be diluted as a result of this transaction; and

     WHEREAS, the Directors of the Company also have determined, with respect to the Acquired Series, that the exchange of all of the assets of the Acquired Series for the Acquiring Series Shares and the assumption of all liabilities of the Acquired Series by the Acquiring Series is in the best interests of the Acquired Series and its shareholders and that the interests of the existing shareholders of the Acquired Series would not be diluted as a result of this transaction;

     NOW, THEREFORE, the Company, on behalf of the Acquired Series and the Acquiring Series separately, hereby approves the Reorganization Plan on the following terms and conditions:

1. TRANSFER OF ASSETS OF THE ACQUIRED SERIES TO THE ACQUIRING SERIES IN EXCHANGE FOR THE ACQUIRING SERIES SHARES, THE ASSUMPTION OF ALL ACQUIRED SERIES LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED SERIES

     1.1. Subject to the requisite approvals of the shareholders of the Acquired Series and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Company will transfer all of the Acquired Series' assets, as set forth in paragraph 1.2, to the Acquiring Series, and the Acquiring Series agrees in exchange therefor: (i) to deliver to the Acquired Series the number of full and fractional Acquiring Series Shares determined by dividing the value of the Acquired Series' net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Series Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all liabilities of the Acquired Series. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     1.2. The assets of the Acquired Series to be acquired by the Acquiring Series shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Series and any deferred or prepaid expenses shown as an asset on the books of the Acquired Series on the closing date provided for in paragraph 3.1 (the "Closing Date").

     1.3. The Acquired Series will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Series shall also assume all of the liabilities of the Acquired Series, whether accrued or contingent, known or unknown, existing at the Valuation Date (as defined in paragraph 2.1). On or as soon as practicable prior to the Closing Date, the Acquired Series will declare and pay to its shareholders of record one or more dividends and/or other distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to the end of the business day on the Closing; and (ii) any undistributed investment company taxable income and net capital gain from any period to the extent not otherwise distributed.

     1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Series will distribute to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Series Shareholders"), on a pro rata basis, the Acquiring Series Shares received by the Acquired Series pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Series' shares, by the transfer of the Acquiring Series Shares then credited to the account of the Acquired Series on the books of the Acquiring Series to open accounts on the share records of the Acquiring Series in the names of the Acquired Series Shareholders. The aggregate net asset value of Acquiring Series Shares to be so credited to Acquired Series Shareholders shall be equal to the aggregate net asset value of the Acquired Series shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Series will simultaneously be canceled on the books of the Acquired Series, although share certificates representing interests in shares of the Acquired Series will represent a number of the Acquiring Series Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Series will not issue certificates representing the Acquiring Series Shares in connection with such exchange.

     1.5. Ownership of Acquiring Series Shares will be shown on the books of the Acquiring Series' transfer agent. Shares of the Acquiring Series will be issued in the manner described in the Acquiring Series' then-current prospectus and statement of additional information.

     1.6. Any reporting responsibility of the Acquired Series including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Series.

2. VALUATION

     2.1. The value of the Acquired Series' assets to be acquired by the Acquiring Series hereunder shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. ("NYSE") and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Articles of Incorporation"), the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

     2.2. The net asset value of an Acquiring Series Share shall be the net asset value per share computed as of the close of business of the NYSE and after the declaration of any dividends on the Valuation Date, using the valuation procedures set forth in the Company's Articles of Incorporation, the then-current prospectus or statement of additional information with respect to the Acquiring Series, and valuation procedures established by the Company's Board of Directors.

     2.3. The number of Acquiring Series Shares to be issued (including fractional shares, if any) in exchange for the Acquired Series' assets shall be determined by dividing the value of the net assets of the Acquired Series determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Series Share, determined in accordance with paragraph 2.2.

     2.4. All computations of value shall be made by the Acquiring Series' designated record keeping agent.

3. CLOSING AND CLOSING DATE

     3.1. The Closing Date shall be April 23, 2010, or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Company or at such other time and/or place as the Board of Directors or officers of the Company may designate.

     3.2. The Company shall direct the Custodian of the Acquired Series (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Acquired Series' portfolio securities, cash, and any other assets ("Assets") shall have been delivered in proper form to the Acquiring Series within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Series' portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Acquired Series as of the Closing Date for the account of the Acquiring Series duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Series shall direct the Custodian to deliver portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (the "1940 Act"), as of the

          Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for Acquiring Series.

     3.3. Security Investors, LLC, as transfer agent for the Acquired Series (the "Transfer Agent"), shall deliver, on behalf of the Acquired Series, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Series Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.

     3.4. In the event that on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Series or the Acquired Series shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of the Company, accurate appraisal of the value of the net assets of the Acquiring Series or the Acquired Series is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

     4.1. The Company, on behalf of the Acquired Series, represents and warrants to the Acquiring Series as follows:

          (a) The Acquired Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of its shares under the Securities Act of 1933 ("1933 Act"), are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), and the 1940 Act, and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquired Series and each prospectus and statement of additional information of the Acquired Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquired Series will have good and marketable title to the Acquired Series' assets to be transferred to the Acquiring Series pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such assets, the Acquiring Series will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Series;

          (f) The Acquired Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Series is a party or by which it is bound;

          (g) The Acquired Series has no material contracts or other commitments (other than this Reorganization Plan) that will be terminated with liability to it prior to the Closing Date;

          (h) Except as otherwise disclosed in writing to and accepted by the Acquiring Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (i) The financial statements of the Acquired Series as of and for the year ended December 31, 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm. Such statements are in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Series) present fairly, in all material respects, the financial condition of the Acquired Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Series required to be reflected on the balance sheet or in the notes thereto;

          (j) Since December 31, 2009, there has not been any material adverse change in the Acquired Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Series. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Series due to declines in market values of securities in the Acquired Series' portfolio, the discharge of Acquired Series liabilities, or the redemption of Acquired Series shares by shareholders of the Acquired Series shall not constitute a material adverse change;

          (k) On the Closing Date, all Federal and other tax returns and reports of the Acquired Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Series' knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date and has met the diversification and other requirements of
               Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

          (m) All issued and outstanding shares of the Acquired Series are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Series will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Series, as provided in paragraph 3.3. The Acquired Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Series, nor is there outstanding any security convertible into any of the Acquired Series shares;

          (n) The adoption and performance of this Reorganization Plan will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company, and, subject to the approval of the shareholders of the Acquired Series, this Reorganization Plan will constitute a valid and binding obligation of the Acquired Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished by the Acquired Series for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority, which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

     4.2. The Company, on behalf of the Acquiring Series, represents and warrants to the Acquired Series as follows:

          (a) The Acquiring Series is duly organized as a series of the Company, which is a corporation duly organized and validly existing under the laws of the State of Kansas, with power under the Company's Articles of Incorporation to own all of its properties and assets and to carry on its business as it is now being conducted;

          (b) The Company is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act, including the shares of the Acquiring Series, are in full force and effect;

          (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Series of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

          (d) The current prospectus and statement of additional information of the Acquiring Series and each prospectus and statement of additional information of the Acquiring Series used during the three years previous to the date of this Reorganization Plan conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (e) On the Closing Date, the Acquiring Series will have good and marketable title to the Acquiring Series' assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Series has received notice and necessary documentation at or prior to the Closing;

          (f) The Acquiring Series is not engaged currently, and the execution, delivery and performance of this Reorganization Plan will not result, in (i) a material violation of the Company's Articles of Incorporation or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Series is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Series is a party or by which it is bound;

          (g) Except as otherwise disclosed in writing to and accepted by the Acquired Series, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquiring Series or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Series knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

          (h) The financial statements of the Acquiring Series as of and for the year ended December 31, 2009 have been audited by Ernst & Young LLP, an independent registered public accounting firm. Such statements are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Series) present fairly, in all material respects, the financial condition of the Acquiring Series as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Series required to be reflected on the balance sheet or in the notes thereto;

          (i) Since December 31, 2009, there has not been any material adverse change in the Acquiring Series' financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Series of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Series. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Series due to declines in market values of securities in the Acquiring Series' portfolio, the discharge of Acquiring Series liabilities, or the redemption of Acquiring Series Shares by shareholders of the Acquiring Series, shall not constitute a material adverse change;

          (j) On the Closing Date, all Federal and other tax returns and reports of the Acquiring Series required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Series' knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its operation, the Acquiring Series has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its Federal income tax under Section 852 of the Code, has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date, and will do so for the taxable year including the Closing Date and has met the diversification and other requirements of
               Section 817(h) of the Code and Treasury Regulation Section 1.817-5 thereunder;

          (l) All issued and outstanding Acquiring Series Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Company and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Series does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Series Shares, nor is there outstanding any security convertible into any Acquiring Series Shares;

          (m) The adoption and performance of this Reorganization Plan will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Directors of the Company on behalf of the Acquiring Series and this Reorganization Plan will constitute a valid and binding obligation of the Acquiring Series, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (n) The Acquiring Series Shares to be issued and delivered to the Acquired Series, for the account of the Acquired Series Shareholders, pursuant to the terms of this Reorganization Plan, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Series Shares, and will be fully paid and non-assessable by the Company;

          (o) The information to be furnished by the Acquiring Series for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

          (p) That insofar as it relates to Company or the Acquiring Series, the registration statement relating to the Acquiring Series Shares issuable hereunder (the "Registration Statement"), and the proxy materials of the Acquired Series to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Series contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Series for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5. COVENANTS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

     5.1. The Acquiring Series and the Acquired Series each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

     5.2. To the extent required by applicable law, the Company will call a meeting of the shareholders of the Acquired Series to consider and act upon this Reorganization Plan and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3. The Acquired Series covenants that the Acquiring Series Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Reorganization Plan.

     5.4. The Acquired Series will assist the Acquiring Series in obtaining such information as the Acquiring Series reasonably requests concerning the beneficial ownership of the Acquired Series shares.

     5.5. Subject to the provisions of this Reorganization Plan, the Acquiring Series and the Acquired Series each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Plan.

     5.6. As soon as is reasonably practicable after the Closing, the Acquired Series will make a liquidating distribution to its shareholders consisting of the Acquiring Series Shares received at the Closing.

     5.7. The Acquiring Series and the Acquired Series shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Reorganization Plan as promptly as practicable.

     5.8. The Acquired Series covenants that it will, from time to time, as and when reasonably requested by the Acquiring Series, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Series may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Series' title to and possession of all the assets and otherwise to carry out the intent and purpose of this Reorganization Plan.

     5.9. The Acquiring Series will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED SERIES

     The obligations of the Acquired Series to consummate the transactions provided for herein shall be subject, at the Acquired Series' election, to the performance by the Acquiring Series of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

     6.1. All representations and warranties of the Acquiring Series and the Company contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     6.2. The Company and the Acquiring Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company and the Acquiring Series on or before the Closing Date; and

     6.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES

     The obligations of the Acquiring Series to complete the transactions provided for herein shall be subject, at the Acquiring Series' election, to the performance by the Acquired Series of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1. All representations and warranties of the Company and the Acquired Series contained in this Reorganization Plan shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Reorganization Plan, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

     7.2. The Company and the Acquired Series shall have performed all of the covenants and complied with all of the provisions required by this Reorganization Plan to be performed or complied with by the Company or the Acquired Series on or before the Closing Date;

     7.3. The Acquired Series and the Acquiring Series shall have agreed on the number of full and fractional Acquiring Series Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

     7.4. The Acquired Series shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING SERIES AND THE ACQUIRED SERIES

     If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Series or the Acquiring Series, the other party to this Reorganization Plan shall, at its option, not be required to consummate the transactions contemplated by this Reorganization
     Plan:

     8.1. The Reorganization Plan and the transactions contemplated herein shall have been approved by the requisite vote, if any, of the holders of the outstanding shares of the Acquired Series in accordance with the provisions of the Company's Articles of Incorporation, By-Laws, applicable Kansas law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Series. Notwithstanding anything herein to the contrary, neither the Acquiring Series nor the Acquired Series may waive the conditions set forth in this paragraph 8.1;

     8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Reorganization Plan or the transactions contemplated herein;

     8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Series or the Acquired Series to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Series or the Acquired Series, provided that either party hereto may for itself waive any of such conditions;

     8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5. Dechert LLP shall deliver an opinion addressed to the Company substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Reorganization Plan shall constitute a tax-free reorganization for Federal income tax purposes, unless, based on the circumstances existing at the time of the Closing, Dechert LLP determines that the transaction contemplated by this Reorganization Plan does not qualify as such. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Company. Notwithstanding anything herein to the contrary, the Company may not waive the condition set forth in this paragraph 8.5 and

     8.6 The shareholders of both the Acquiring Series and Acquired Series have approved the new investment advisory agreements with Security Investors, LLC if a vote on such agreements takes place in connection with a potential change of control of Security Investors, LLC.

9. BROKERAGE FEES AND EXPENSES

     9.1. The Acquiring Series represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2. The Acquired Series and Security Investors, LLC each will bear one-half of the expenses relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Series' prospectus and the Acquired Series' proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the shareholders' meeting. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     The representations, warranties and covenants contained in this Reorganization Plan or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11. TERMINATION

     This Reorganization Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization Plan inadvisable.

12. AMENDMENTS

     This Reorganization Plan may be amended, modified or supplemented in such manner as may be set forth in writing by the authorized officers of the Company; provided, however, that following any meeting of the shareholders called by the Acquired

     Series pursuant to this Reorganization Plan, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Series Shares to be issued to the Acquired Series Shareholders under this Reorganization Plan to the detriment of such shareholders without their further approval.

13. HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

     13.1. The Article and paragraph headings contained in this Reorganization Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Plan.

     13.2. This Reorganization Plan shall be governed by and construed in accordance with the laws of the State of Kansas without regard to its principles of conflicts of laws.

     13.3. This Reorganization Plan shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Plan.

     13.4. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Directors, shareholders, nominees, officers, agents, or employees of the Company personally, but shall bind only property of such party. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of each party.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Reorganization Plan to be approved on behalf of the Acquiring Series and the Acquired Series.

                                                             SBL FUND


                                                    BY:  /s/ RICHARD M. GOLDMAN
                                                         -----------------------
                                                  NAME:      RICHARD M. GOLDMAN
                                                 TITLE:      PRESIDENT

       APPENDIX B - ADDITIONAL INVESTMENT TECHNIQUES AND ASSOCIATED RISKS

This section takes a detailed look at some of the types of securities the Series may hold in their respective portfolios and the various kinds of management practices that may be used in the portfolios. The Series' holdings of certain types of investments cannot exceed a maximum percentage of net assets. These percentage limitations are set forth in the Statement of Additional Information of SBL Fund. While the percentage limitations provide a useful level of detail about a Series' investment program, they should not be viewed as an accurate gauge of the potential risk of the investment. For example, in a given period, a 5% investment in futures contracts could have significantly more of an impact on a Series' share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of the Series' other investments. A Series' portfolio managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the Series achieve its objective. In seeking to meet its investment objective, a Series may invest in any type of security or instrument whose investment characteristics are consistent with the Series' investment program. Investors should be aware that the investments made by a Series and the results achieved by a Series at any given time are not expected to be the same as those made by other mutual funds for which the Investment Manager or a sub-adviser, if applicable, acts as investment adviser, including mutual funds with names, investment objectives and policies similar to the Series.

To the extent authorized by law, each of the Series reserves the right to discontinue offering shares or cease operations at any time.

The following information describes some of the investments that may be made by the Series, as well as some of the management practices of the Series.

FOREIGN SECURITIES -- Foreign investments involve certain special risks, including, but not limited to, (i) unfavorable changes in currency exchange rates; (ii) adverse political and economic developments; (iii) unreliable or untimely information; (iv) limited legal recourse; (v) limited markets; and (vi) higher operational expenses.

Foreign investments are normally issued and traded in foreign currencies. As a result, their values may be affected by changes in the exchange rates between particular foreign currencies and the U.S. dollar. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or transport of foreign currency, and tax increases. There may also be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The legal remedies for investors in foreign investments may be more limited than those available in the United States. Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than domestic investments, which means a Series may at times be unable to sell its foreign investments at desirable prices. For the same reason, a Series may at times find it difficult to value its foreign investments. Brokerage commissions and other fees are generally higher for foreign investments than for domestic investments. The procedures and rules for settling foreign transactions may also involve delays in payment, delivery or recovery of money or investments. Foreign withholding taxes may reduce the amount of income available to distribute to shareholders of the Series.

EMERGING MARKETS -- The risks associated with foreign investments are typically increased in less developed and developing countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be young and developing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

SMALLER COMPANIES -- Small- or medium-sized companies are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies may trade less frequently and in limited volume, and their prices may fluctuate more than stocks of other companies. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.

CONVERTIBLE SECURITIES AND WARRANTS -- The Series may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertible securities have been developed which combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years).

ASSET-BACKED SECURITIES -- An underlying pool of assets, such as credit card receivables, automobile loans, or corporate loans or bonds back these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of credit support, if any, provided by the issuer, and the credit quality of the swap counterparty, if any. The underlying assets (i.e. loans) are subject to prepayments, which can shorten the securities' weighted average life and may lower their return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the originator, the servicing agent, the financial institution providing credit support, or swap counterparty. These securities are subject to high degrees of credit, valuation and liquidity risks. At times, the Series may invest in asset-backed securities through "structured investment vehicles" (or "SIVs").

INITIAL PUBLIC OFFERING -- A Series' investment in securities offered through initial public offerings (IPOs) may have a magnified performance impact, either positive or negative, on any Series and particularly those with a small asset base. There is no guarantee that as a Series' assets grow, they will continue to experience substantially similar performance by investing in IPOs. A Series' investments in IPOs may make it subject to more erratic price movements than the overall equity market.

HIGH YIELD SECURITIES -- Higher yielding debt securities in the lower rating (higher risk) categories of the recognized rating services are commonly referred to as "junk bonds." The total return and yield of junk bonds can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below investment grade or in default, or unrated securities determined to be of comparable quality) are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Successful investment in lower-medium and low-quality bonds involves greater investment risk and is highly dependent on the Investment Manager or relevant sub-adviser's credit analysis. A real or perceived economic downturn or higher interest rates could cause a decline in high-yield bond prices by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process. In addition, the entire junk bond market can experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large or sustained sales by major investors, a high-profile default, or just a change in the market's psychology. This type of volatility is usually associated more with stocks than bonds, but junk bond investors should be prepared for it.

HARD ASSET SECURITIES -- Hard Asset Securities are equity securities of issuers which are directly or indirectly engaged to a significant extent in the exploration, development or distribution of one or more of the following: precious metals, ferrous and non-ferrous metals, gas, petroleum, petrochemical and/or other commodities (collectively, "Hard Assets"). The production and marketing of Hard Assets may be affected by actions and changes in governments. In addition, Hard Asset Securities may be cyclical in nature. During periods of economic or financial instability, the securities of some Hard Asset companies may be subject to broad price fluctuations, reflecting the volatility of energy and basic materials prices and the possible instability of supply of various Hard Assets. In addition, some Hard Asset companies also may be subject to the risks generally associated with extraction of natural resources, such as the risks of mining and oil drilling, and the risks of the hazard associated with natural resources, such as fire, drought, increased regulatory and environmental costs, and others. Securities of Hard Asset companies may also experience greater price fluctuations than the relevant Hard Asset. In periods of rising Hard Asset prices, such securities may rise at a faster rate, and, conversely, in times of falling Hard Asset prices, such securities may suffer a greater price decline. Each of the Series which invest in equity securities as part of their investment program may invest in Hard Asset Securities.

GUARANTEED INVESTMENT CONTRACTS -- When investing in Guaranteed Investment Contracts ("GICs"), a Series makes cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits guaranteed interest to the deposit fund on a monthly basis. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. A Series may invest only in GICs that have received the requisite ratings by one or more nationally recognized statistical ratings organizations. Because a Series may not receive the principal amount of a GIC from the insurance company on 7 days' notice or less, the GIC is considered an illiquid investment. In determining average portfolio maturity, GICs will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FUTURES AND OPTIONS -- The Series may utilize futures contracts and options on futures. The Series may also purchase call and put options and write call and put options on a "covered" basis. Futures (a type of potentially high-risk derivative) are often used to manage or hedge risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Options (another type of potentially high-risk derivative) give the investor the right (where the investor purchases the options), or the obligation (where the investor writes (sells) the options), to buy or sell an asset at a predetermined price in the future. A call option is "covered" if a Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are segregated by the Series' custodian). If a Series sells a covered call option, it receives a premium from the purchaser of the call option, which may provide additional income to the Series. The selling of covered call options may tend to reduce the volatility of a Series because the premiums received from selling the options will reduce any losses on the underlying securities by the amount of the premiums. However, selling covered call options will also limit a Series' gain, if any, on the underlying securities if the option is exercised by the purchaser. If a call option expires unexercised, the Series that wrote the option realizes a gain in the amount of the premium received. Those Series which invest in nodular denominated foreign securities may also engage in forward foreign currency transactions. The instruments listed above may be bought or sold for any number of reasons, including: to manage exposure to changes in securities prices and foreign currencies, to manage exposure to changes in interest rates, and bond prices; as an efficient means of adjusting overall exposure to certain markets; in an effort to enhance income; to protect the value of portfolio securities; and to adjust portfolio duration. Futures contracts and options may not always be successful hedges; their prices can be highly volatile. Using them could lower a Series' total return, and the potential loss from the use of futures can exceed the Series' initial investment in such contracts.

HYBRID INSTRUMENTS -- Certain hybrid instruments (which are derivatives) can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conservation terms of a security could be related to the market price of some commodity, currency or securities index. The risks of such investments would reflect the risks of investing in futures, options and securities, including volatility and illiquidity. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. Hybrids can have volatile prices and limited liquidity, and their use by a Series may not be successful.

SWAPS, CAPS, FLOORS AND COLLARS -- Interest rate and/or index swaps, and the purchase or sale of related caps, floors and collars are used primarily to preserve a return or spread on a particular investment or portion of its portfolio as a technique for managing the portfolio's duration (i.e. the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Series anticipates purchasing at a later date. To the extent a Series enters into these types of transactions, it will be done to hedge and not as a speculative investment, and the Series will not sell interest rate caps or floors if it does not own securities or other instruments providing the income the Series may be obligated to pay. Interest rate swaps involve the exchange by the Series with another party of their respective commitments to pay or receive interest on a notional amount of principal. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT CONTRACTS -- The price of "when issued", "forward commitment" or "delayed delivery" securities is fixed at the time of the commitment to buy, but delivery and payment can take place a month or more later. During the interim period, the market value of the securities can fluctuate, and no interest accrues to the purchaser. At the time of delivery, the value of the securities may be more or less than the purchase or sale price. When a Series purchases securities on this basis, there is a risk that the securities may not be delivered and that the Series may incur a loss.

CASH RESERVES -- Cash reserves maintained by a Series may include domestic, and for certain Series, foreign money market instruments as well as certificates of deposit, bank demand accounts and repurchase agreements. The Series may establish and maintain reserves as the Investment Manager or relevant sub-adviser believes is advisable to facilitate the Series' cash flow needs (e.g., redemptions, expenses and, purchases of portfolio securities) or for temporary, defensive purposes.

SHARES OF OTHER INVESTMENT VEHICLES -- A Series' investment in shares of other investment vehicles may not exceed immediately after purchase 10% of the Series' total assets and no more than 5% of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment vehicles has the effect of requiring shareholders to pay the operating expenses of two mutual funds. Each Series may invest in the shares of other investment vehicles.

BORROWING -- While the Series have no present intention of borrowing for investment purposes, the Series may borrow up to one-third of total assets for purposes of investment. Borrowings may be collateralized with Series assets. To the extent that a Series purchases securities while it has outstanding borrowings, it may be deemed to be using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Series' portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. A Series also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

SECURITIES LENDING -- For purposes of realizing additional income, the Series may lend their portfolio securities to certain borrowers. Any such loan will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Investment Manager to be of good standing and will not be made unless, in the judgment of the Investment Manager, the consideration to be earned from such loans would justify the risk.

PORTFOLIO TURNOVER -- Although the Series will not generally trade for short-term profits, circumstances may warrant a sale without regard to the length of time a security was held. A high turnover rate may increase transaction costs.

STRUCTURED INVESTMENT VEHICLES -- The Series may invest in structured investment vehicles ("SIVs"), which are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs often invest in asset-backed and mortgage-backed securities, which are subject to the risks described above. SIVs are often leveraged, and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

                  APPENDIX C- PERFORMANCE UPDATE FOR THE SERIES


SBL FUND                                                                SERIES A
Performance Summary                                              (EQUITY SERIES)
December 31, 2009                                                    (unaudited)

Series A vs. S&P 500 Index
Line Chart:
                    SBL Fund, Series A
                (Equity Series) $7,008                      S&P 500 Index $9,090
12/99                       $10,000.00                                $10,000.00
6/00                         $9,834.00                                 $9,958.00
12/00                        $8,724.00                                 $9,090.00
6/01                         $8,160.00                                 $8,481.00
12/01                        $7,728.00                                 $8,009.00
6/02                         $6,524.00                                 $6,955.00
12/02                        $5,866.00                                 $6,239.00
6/03                         $6,424.00                                 $6,973.00
12/03                        $7,137.00                                 $8,029.00
6/04                         $7,330.00                                 $8,305.00
12/04                        $7,696.00                                 $8,903.00
6/05                         $7,527.00                                 $8,831.00
12/05                        $8,029.00                                 $9,340.00
6/06                         $8,184.00                                 $9,593.00
12/06                        $9,064.00                                $10,815.00
6/07                         $9,356.00                                $11,568.00
12/07                        $8,622.00                                $11,409.00
6/08                         $7,885.00                                $10,050.00
12/08                        $5,397.00                                 $7,188.00
6/09                         $5,706.00                                 $7,415.00
12/09                        $7,008.00                                 $9,090.00


                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series A (Equity Series) on (what date) and reflects the fees and expenses of Series A. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.



--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
   PERIODS ENDED      1 YEAR   5 YEARS       10 YEARS
      12-31-09
--------------------------------------------------------------------------------
Series A              29.84%    -1.86%        -3.49%
--------------------------------------------------------------------------------
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------


Portfolio Composition by Sector
-----------------------------------------------------
    Consumer Discretionary                     11.39%
    Consumer Staples                            7.22%
    Energy                                     11.72%
    Financials                                 11.12%
    Health Care                                11.45%
    Industrials                                17.95%
    Information Technology                     20.93%
    Materials                                   4.11%
    Utilities                                   2.14%
    Cash & Other Assets, Less Liabilities       1.39%
                                              -------
    Total net assets                          100.00%
                                              =======

SBL FUND                                                                SERIES H
Performance Summary                                              (EQUITY SERIES)
December 31, 2009

Series H vs. S&P 500 Index
Line Chart:
                     SBL Fund, Series H
                 (Equity Series) $8,187                     S&P 500 Index $9,090
12/99                        $10,000.00                               $10,000.00
6/00                          $9,946.00                                $9,958.00
12/00                         $8,980.00                                $9,090.00
6/01                          $8,321.00                                $8,481.00
12/01                         $7,813.00                                $8,009.00
6/02                          $6,748.00                                $6,955.00
12/02                         $6,017.00                                $6,239.00
6/03                          $6,679.00                                $6,973.00
12/03                         $7,689.00                                $8,029.00
6/04                          $7,929.00                                $8,305.00
12/04                         $8,446.00                                $8,903.00
6/05                          $8,363.00                                $8,831.00
12/05                         $8,872.00                                $9,340.00
6/06                          $9,085.00                                $9,593.00
12/06                        $10,252.00                               $10,815.00
6/07                         $10,799.00                               $11,568.00
12/07                        $10,354.00                               $11,409.00
6/08                          $9,021.00                               $10,050.00
12/08                         $6,464.00                                $7,188.00
6/09                          $6,659.00                                $7,415.00
12/09                         $8,187.00                                $9,090.00


                             $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series H (Equity Series) on (what date) and reflects the fees and expenses of Series H. The S&P 500 Index is a capitalization-weighted index composed of 500 selected common stocks that represent the broad domestic economy and is a widely recognized unmanaged index of market performance.


--------------------------------------------------------------------------------
Average Annual Returns
--------------------------------------------------------------------------------
   PERIODS ENDED      1 YEAR   5 YEARS      10 YEARS
      12-31-09
--------------------------------------------------------------------------------
Series H              26.65%    -0.62%       -1.98%
--------------------------------------------------------------------------------
Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. If returns had taken into account these fees and expenses, performance would have been lower. Shares of a series of SBL Fund are available only through the purchase of such products

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------


Portfolio Composition by Sector
-----------------------------------------------------
     Consumer Discretionary                     9.38%
     Consumer Staples                          11.02%
     Energy                                    11.22%
     Financials                                13.09%
     Health Care                               12.44%
     Industrials                               10.01%
     Information Technology                    19.12%
     Materials                                  3.52%
     Telecommunication Services                 3.15%
     Utilities                                  3.79%
     Preferred Stock                            0.73%
     U.S. Government Sponsored Securities       0.23%
     Cash & Other Assets, Less Liabilities      2.30%
                                              -------
    Total net assets                          100.00%
                                              =======

                                    SBL FUND
                           ONE SECURITY BENEFIT PLACE
                              TOPEKA, KS 66636-0001


                  PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 23, 2010

The undersigned hereby appoint(s) Donald A. Chubb, Jr., Amy J. Lee and Brenda M. Harwood, or any one of them, proxies, each of them with full power of substitution, to vote and act with respect to all shares of SBL Fund, Series H (Enhanced Index Series) (the "Acquired Series") which the undersigned is entitled to vote at the Special Meeting of SBL Fund shareholders to be held at the executive offices of SBL Fund, One Security Benefit Place, Topeka, Kansas 66636, April 23, 2010 at 1:00 p.m. (Central Time) and at any adjournment(s) or postponement(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSAL. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS.



                           -- FOLD AND DETACH HERE --

.................................................................................


                   SBL FUND, SERIES H (ENHANCED INDEX SERIES)
                             (the "Acquired Series")
            SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 23, 2010

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate box below:

         To approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Acquired Series by SBL Fund, Series A (Equity Series) (the "Acquiring Series") solely in exchange for shares of the Acquiring Series, followed by the complete liquidation of the Acquired Series.

                FOR       AGAINST       ABSTAIN

                [ ]         [ ]           [ ]

                                                  PLEASE VOTE BY CHECKING    [X]
                                                  THE APPROPRIATE BOX  AS
                                                  IN THIS EXAMPLE

Signature: _____________________     Signature (if held jointly): ______________

Date: __________________________     Date: _____________________________________

This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign. By signing this proxy card, you acknowledge that you have received the proxy statement/prospectus that the proxy card accompanies.

                            PROXY VOTING INSTRUCTIONS

Your mailed proxy statement provides details on important issues relating to your Series. The Board of Directors of SBL Fund recommends that you vote "FOR" the proposal.

To make voting faster and more convenient for you, we are offering a variety of ways to vote your proxy. You may vote using the Internet or by telephone instead of completing and mailing the enclosed proxy card. The Internet and telephone are generally available 24 hours a day and your vote will be confirmed and posted immediately. Use whichever method is most convenient for you! If you choose to vote via the Internet or by phone, you should not mail your proxy card.

WAYS TO VOTE YOUR SHARES

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation.


Online                    1.   Click on www.myproxyonline.com.
                          2.   Enter the 12 digit control number.
                          3.   Follow the instructions on the Web site.
                          4.   Once you have voted, you do not need to mail your
                               proxy card.

By Phone                  1.   Call toll-free 1-866-437-4667.
                          2.   Enter the 12 digit control number.
                          3.   Follow the recorded instructions.
                          4.   Once you have voted, you do not need to mail your
                               proxy card

By Mail Complete and sign your proxy card and mail it in the postage-paid envelope received with your shareholder mailing. To ensure your vote is validated properly, please sign your proxy card as described in the "Instructions for Signing Proxy Cards" section of your proxy materials.

In Person                 The Shareholder Meeting will take place April 23,
                          2010, at 1:00 p.m. (Central Time), at the office of SBL Fund, located at One Security Benefit Place,
                          Topeka, Kansas 66636.


                           -- FOLD AND DETACH HERE --
--------------------------------------------------------------------------------


                                   Questions?

We urge you to spend time reviewing your proxy statement and the proposal included in the package. Should you have any questions, we encourage you to call 1-866-530-8635 toll-free Monday through Friday from 9:30 a.m. to 10:00 p.m. Eastern time. We have retained The Altman Group to assist our shareholders in the voting process. If we have not received your proxy card as the date of the special meeting approaches, representatives from The Altman Group may call you to remind you to exercise your vote.


                 YOUR PROXY VOTE IS IMPORTANT! PLEASE VOTE TODAY

                                     PART B

                                    SBL FUND

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 29, 2010

--------------------------------------------------------------------------------


Acquisition of the Assets and Liabilities of: By and in Exchange for Shares of:
SBL Fund, Series H (Enhanced Index Series)    SBL Fund, Series A (Equity Series)
One Security Benefit Place                    One Security Benefit Place
Topeka, Kansas 66636-0001                     Topeka, Kansas 66636-0001

This Statement of Additional Information is available to the shareholders of SBL Fund, Series H in connection with a proposed transaction whereby all of the assets and liabilities of SBL Fund, Series H will be transferred to SBL Fund, Series A in exchange for shares of SBL Fund, Series A.


This Statement of Additional Information of SBL Fund, Series A consists of this cover page, the accompanying pro forma financial statements and related notes, and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

1. The Statement of Additional Information for SBL Fund dated May 1, 2009 (File No. 002-59353); and

2. The Financial Statements of SBL Fund, Series H and SBL Fund, Series A as included in SBL Fund's Annual Report filed for the fiscal year ended December 31, 2009 (File No. 811-02753).


This Statement of Additional Information is not a prospectus. A Proxy Statement/Prospectus dated March 29, 2010 relating to the reorganization of SBL Fund, Series H may be obtained, without charge, by writing to Security Investors, LLC, at One Security Benefit Place, Topeka, Kansas 66636-0001 or calling (800) 888-2461. This Statement of Additional Information should be read in conjunction with the Proxy Statement/Prospectus.

                         PRO FORMA FINANCIAL STATEMENTS

In connection with a proposed transaction whereby all of the assets and liabilities of SBL Fund, Series H (Enhanced Index Series) will be transferred to SBL Fund, Series A (Equity Series), in exchange for shares of SBL Fund, Series A, shown below are financial statements for each Series and Pro Forma Financial Statements for the combined Series, assuming the Reorganization is consummated, as of December 31, 2009. The first table presents Statements of Assets and Liabilities for each Series and estimated pro forma figures for the combined Series. The second table presents Statements of Operations for each Series and estimated pro forma figures for the combined Series. The third table presents Schedule of Investments for each Series and estimated pro forma figures for the combined Series. The tables are followed by Notes to the Pro Forma Financial Statements.

                                                                    SBL FUND,          SBL FUND,
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES                       SERIES H           SERIES A
DECEMBER 31, 2009                                                (ENHANCED INDEX       (EQUITY
                                                                     SERIES)            SERIES)         ADJUSTMENTS      PRO FORMA
------------------------------------------------------------- -------------------- ----------------- ---------------- --------------
ASSETS:
Investments, at value(1)..................................     $      46,528,644    $  183,412,664               -    $ 229,941,308
Cash......................................................               798,208         2,932,270               -        3,730,478
Receivables:
   Fund shares sold.......................................               311,671           391,256               -          702,927
   Securities sold........................................                     -           296,724               -          296,724
   Dividends..............................................                68,510           243,233               -          311,743
Prepaid expenses..........................................                   820             3,665               -            4,485
                                                              -------------------- ----------------- ---------------- --------------
Total assets..............................................            47,707,853       187,279,812               -      234,987,665
                                                              -------------------- ----------------- ---------------- --------------

LIABILITIES:
Payable for:
   Securities purchased...................................                     -           643,830               -          643,830
   Fund shares redeemed...................................                26,427           395,157               -          421,584
   Variation margin on futures............................                 8,889                 -               -            8,889
   Management fees........................................                18,838           118,522                          137,360
   Administration fees....................................                 5,079            15,133                           20,212
   Custodian fees.........................................                   477             1,176                            1,653
   Transfer agent/maintenance fees........................                 2,083             2,083                            4,166
   Director's fees........................................                   637             5,478                            6,115
   Professional fees......................................                12,336            33,350                           45,686
   Expenses related to merger.............................                     -                 -           7,500(2)         7,500
   Expenses related to merger.............................                     -                 -          31,500(3)        31,500
   Other..................................................                 8,500            57,638                           66,138
                                                              -------------------- ----------------- ---------------- --------------
Total liabilities.........................................                83,266         1,272,367          39,000        1,394,633
                                                              -------------------- ----------------- ---------------- --------------
NET ASSETS................................................     $      47,624,587    $  186,007,445    $    (39,000)   $ 233,593,032
                                                              ==================== ================= ================ ==============

NET ASSETS CONSIST OF:
Paid in capital...........................................     $      64,157,232    $  230,763,789    $          -    $ 294,921,021
Accumulated undistributed net investment income (loss)....               681,706         1,140,095         (39,000)(4)    1,782,801
Accumulated undistributed net realized gain (loss)
on sale of investments....................................           (20,737,076)      (56,497,753)              -      (77,234,829)
Net unrealized appreciation (depreciation) in value
of investments ...........................................             3,522,725        10,601,314               -       14,124,039
                                                              -------------------- ----------------- ---------------- --------------

Net Assets................................................     $      47,624,587    $  186,007,445    $    (39,000)   $ 233,593,032
                                                              ==================== ================= ================ ==============

                                                                   SBL FUND,          SBL FUND,
PRO FORMA STATEMENT OF ASSETS AND LIABILITIES  CONTINUED           SERIES H           SERIES A
DECEMBER 31, 2009                                               (ENHANCED INDEX       (EQUITY
                                                                    SERIES)            SERIES)       ADJUSTMENTS      PRO FORMA
----------------------------------------------------------- -------------------- ----------------- ---------------- --------------
Capital shares outstanding
   (unlimited number of shares authorized)................          5,388,280         9,314,012      (3,005,511)(5)   11,696,781(6)
Net asset value per share
                                                            -------------------- ----------------- ---------------- ----------------
   (net assets divided by shares outstanding).............      $        8.84     $       19.97                     $      19.97
                                                             =================== ================= ================ ================

(1) Investments, at cost                                        $  43,012,870     $ 172,811,350               -     $215,824,220

(2)  Adjustment due to one time transition costs

(3)  Adjustment due to one time reorganization costs

(4)  Adjustment due to one time reorganization and transition costs

(5) The adjustment to shares outstanding represent the difference between the sum of Shares Outstanding of the Acquired Series and the Acquiring Series, less the pro forma Shares Outstanding

(6) The pro forma Shares Outstanding is determined by adding the assets of the Acquired Series and the Acquiring Series, less the adjustment to net assets and dividing by the Net Assets Per Share of the Acquiring Series

STATEMENT OF OPERATIONS
                                                           SBL FUND, SERIES       SBL FUND,
FOR THE YEAR ENDED DECEMBER 31, 2009                        (ENHANCED INDEX       SERIES A
                                                                H SERIES)       (EQUITY SERIES)      ADJUSTMENTS        PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends..............................................  $    1,009,875      $     2,678,032   $            -      $   3,687,907
   Interest...............................................             749                4,423                -              5,172
                                                          --------------------------------------------------------------------------
   Total investment income................................       1,010,624            2,682,455                -          3,693,079
                                                          --------------------------------------------------------------------------
EXPENSES:
   Management fees........................................         313,871           1,253,402                            1,567,273
   Custodian fees.........................................          12,376               7,740            (8,000) (2)        12,116
   Transfer agent/maintenance fees........................          25,185              25,315           (25,500) (2)        25,000
   Administration fees....................................          45,484             159,095            (3,000) (2)       201,579
   Directors' fees........................................           4,590              15,695                               20,285
   Professional fees......................................          20,664              41,123           (16,275) (2)        45,512
   Reports to shareholders................................           8,038              28,002                               36,040
   Other expenses.........................................           3,334              11,988                               15,322
   Transition expense.....................................               -                  -
   Expenses related to reorganization.....................               -                  -
                                                          --------------------------------------------------------------------------
   Total expenses.........................................         433,542           1,542,360           (52,775)         1,923,127
   Less:  Expenses waived.................................        (104,624)                  -           104,624  (1)             -
                                                          --------------------------------------------------------------------------
   Net expenses ..........................................         328,918           1,542,360            51,849          1,923,127
                                                          --------------------------------------------------------------------------
   Net investment income (loss)...........................         681,706           1,140,095           (51,849)         1,769,952
                                                          --------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) during the period on:
   Investments............................................      (6,964,266)        (27,019,679)                         (33,983,945)
   Futures................................................         205,203                   -                              205,203
   Options written........................................               -               7,098                                7,098
                                                          --------------------------------------------------------------------------
   Net realized gain (loss)...............................      (6,759,063)        (27,012,581)                -        (33,771,644)
                                                          --------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
during the period on:
   Investments............................................      16,159,591          69,815,569                 -         85,975,160
   Futures................................................         (11,247)                  -                 -            (11,247)
                                                          --------------------------------------------------------------------------
   Net unrealized appreciation (depreciation).............      16,148,344          69,815,569                 -         85,963,913
                                                          --------------------------------------------------------------------------
   Net gain (loss)........................................       9,389,281          42,802,988                 -         52,192,269
                                                          --------------------------------------------------------------------------
   Net increase (decrease) in net assets
   resulting from operations .............................
                                                            $   10,070,987      $   43,943,083    $      (51,849)     $  53,962,221
                                                          ==========================================================================

(1)  Based on contract in effect for the surviving fund

(2) Decrease due to the elimination of duplicative expenses achieved by the reorganization

                                    PRO FORMA
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2009


   NUMBER         NUMBER                                                               VALUE
  OF SHARES     OF SHARES                                                            SBL FUND,        VALUE
  SBL FUND,      SBL FUND,                                                            SERIES H       SBL FUND,
  SERIES H       SERIES A    NUMBER                                                  (ENHANCED       SERIES A
  (ENHANCED      (EQUITY    OF SHARES                                                  INDEX         (EQUITY              VALUE
INDEX SERIES)     SERIES)     TOTAL                                                   SERIES)         SERIES)             TOTAL
                                      COMMON STOCKS - 98.2%

                                      ADVERTISING - 1.5%
    6,848              -        6,848 Interpublic Group of Companies, Inc. *     $   50,538        $         -        $    50,538
    5,867         81,000       86,867 Omnicom Group, Inc.                           229,693          3,171,150          3,400,843
                                                                                 -------------------------------------------------
                                                                                    280,231          3,171,150          3,451,381
                                                                                 -------------------------------------------------

                                      AEROSPACE & DEFENSE - 4.6%
      222         57,600       57,822 Boeing Company                                 12,017          3,117,888          3,129,905
    4,163              -        4,163 General Dynamics Corporation                  283,792                  -            283,792
        -         51,260       51,260 Goodrich Corporation                                -          3,293,454          3,293,454
    1,809              -        1,809 Honeywell International, Inc.                  70,913                  -             70,913
    3,935              -        3,935 ITT Corporation                               195,727                  -            195,727
    1,796              -        1,796 L-3 Communications Holdings, Inc.             156,162                  -            156,162
    1,177              -        1,177 Lockheed Martin Corporation                    88,687                  -             88,687
        -          1,333        1,333 Precision Castparts Corporation                     -            147,097            147,097
    5,174              -        5,174 Raytheon Company                              266,564                  -            266,564
    6,353         39,400       45,753 United Technologies Corporation               440,961          2,734,754          3,175,715
                                                                                 -------------------------------------------------
                                                                                  1,514,823          9,293,193         10,808,016
                                                                                 -------------------------------------------------

                                      AGRICULTURAL PRODUCTS - 0.1%
    3,831              -        3,831 Archer-Daniels-Midland Company                119,949                  -            119,949
                                                                                 -------------------------------------------------

                                      AIR FREIGHTS & LOGISTICS - 1.2%
    1,595         31,500       33,095 FedEx Corporation                             133,103          2,628,675          2,761,778
    1,908              -        1,908 United Parcel Service, Inc. (Cl.B)            109,462                  -            109,462
                                                                                 -------------------------------------------------
                                                                                    242,565          2,628,675          2,871,240
                                                                                 -------------------------------------------------

                                      APPAREL RETAIL - 1.5%
    9,701              -        9,701 Gap, Inc.                                     203,236                  -            203,236
   10,887              -       10,887 Ltd. Brands, Inc.                             209,466                  -            209,466
    2,286         82,000       84,286 TJX Companies, Inc.                            83,553          2,997,100          3,080,653
                                                                                 -------------------------------------------------
                                                                                    496,255          2,997,100          3,493,355
                                                                                 -------------------------------------------------

                                      APPAREL, ACCESSORIES &
                                      LUXURY GOODS -  0.0%
    1,482              -        1,482 V.F. Corporation                              108,542                  -            108,542
                                                                                 -------------------------------------------------

                                      APPLICATION SOFTWARE - 0.4%
        -         41,800       41,800 Synopsys, Inc.*                                     -            931,304            931,304
                                                                                 -------------------------------------------------

                                      ASSET MANAGEMENT & CUSTODY BANKS - 0.7%
    3,379              -        3,379 Ameriprise Financial, Inc.                    131,173                  -            131,173


        -         46,900       46,900 Bank of New York Mellon Corporation                 -          1,311,793          1,311,793
       28              -           28 Franklin Resources, Inc.                        2,950                  -              2,950
    3,138              -        3,138 Legg Mason, Inc.                               94,642                  -             94,642
                                                                                 -------------------------------------------------
                                                                                    228,765          1,311,793          1,540,558
                                                                                 -------------------------------------------------

                                      AUTOMOBILE MANUFACTURERS - 0.1%
   14,309              -       14,309 Ford Motor Company *                          143,090                  -            143,090
                                                                                 -------------------------------------------------

                                      BIOTECHNOLOGY - 1.6%
    7,773         56,700       64,473 Amgen, Inc. *                                 439,719          3,207,519          3,647,238
    4,366              -        4,366 Gilead Sciences, Inc. *                       188,960                  -            188,960
                                                                                 -------------------------------------------------
                                                                                    628,679          3,207,519          3,836,198
                                                                                 -------------------------------------------------

                                      BROADCASTING - 0.0%
    2,498              -        2,498 CBS Corporation (Cl.B)                         35,097                  -             35,097
                                                                                 -------------------------------------------------

                                      BUILDING PRODUCTS - 1.0%
    3,751              -        3,751 Masco Corporation                              51,801                  -             51,801
        -        163,200      163,200 USG Corporation*                                    -          2,292,960          2,292,960
                                                                                 -------------------------------------------------
                                                                                     51,801          2,292,960          2,344,761
                                                                                 -------------------------------------------------

                                      CABLE & SATELLITE - 0.1%
    3,728              -        3,728 Comcast Corporation                            62,854                  -             62,854
    2,713              -        2,713 DIRECTV *                                      90,479                  -             90,479
                                                                                 -------------------------------------------------
                                                                                    153,333                  -            153,333
                                                                                 -------------------------------------------------

                                      COAL & CONSUMABLE FUELS - 1.3%
    1,526         64,260       65,786 Peabody Energy Corporation                     68,990          2,905,195          2,974,185
                                                                                 -------------------------------------------------

                                      COMMERCIAL PRINTING - 0.1%
    9,040              -        9,040 RR Donnelley & Sons Company                   201,321                  -            201,321
                                                                                 -------------------------------------------------

                                      COMMUNICATIONS EQUIPMENT - 3.1%
   33,891        127,700      161,591 Cisco Systems, Inc.*                          811,350          3,057,138          3,868,488
    4,238              -        4,238 Harris Corporation                            201,517                  -            201,517
      551              -          551 Motorola, Inc.                                  4,276                  -              4,276
    4,225         66,265       70,490 Qualcomm, Inc.                                195,449          3,065,419          3,260,868
                                                                                 -------------------------------------------------
                                                                                  1,212,592          6,122,557          7,335,149
                                                                                 -------------------------------------------------

                                      COMPUTER & ELECTRONICS RETAIL - 0.1%
    1,919              -        1,919 Best Buy Company, Inc.                         75,724                  -             75,724
    6,806              -        6,806 RadioShack Corporation                        132,717                  -            132,717
                                                                                 -------------------------------------------------
                                                                                    208,441                  -            208,441
                                                                                 -------------------------------------------------

                                      COMPUTER HARDWARE - 4.1%
    3,373         20,720       24,093 Apple, Inc. *                                 711,231          4,369,018          5,080,249
   17,992              -       17,992 Dell, Inc. *                                  258,365                  -            258,365
   13,698         47,900       61,598 Hewlett-Packard Company                       705,584          2,467,329          3,172,913
    7,494              -        7,494 International Business Machines Corporation   980,964                  -            980,964
      907              -          907 Sun Microsystems, Inc. *                        8,499                  -              8,499
                                                                                 -------------------------------------------------
                                                                                  2,664,643          6,836,347          9,500,990
                                                                                 -------------------------------------------------

                                      COMPUTER STORAGE & PERIPHERALS - 1.8%
   10,722        226,760      237,482 EMC Corporation *                             187,313          3,961,497          4,148,810
    3,119              -        3,119 Western Digital Corporation *                 137,704                  -            137,704
                                                                                 -------------------------------------------------
                                                                                    325,017          3,961,497          4,286,514
                                                                                 -------------------------------------------------

                                      CONSTRUCTION & ENGINEERING - 0.0%
      964              -          964 Fluor Corporation                              43,418                  -             43,418
      162              -          162 Jacobs Engineering Group, Inc. *                6,093                  -              6,093
                                                                                 -------------------------------------------------
                                                                                     49,511                  -             49,511
                                                                                 -------------------------------------------------

                                      CONSTRUCTION & FARM MACHINERY &
                                      HEAVY TRUCKS - 0.0%
      292              -          292 Caterpillar, Inc.                              16,641                  -             16,641
                                                                                 -------------------------------------------------

                                      CONSTRUCTION MATERIALS - 0.2%
        -          7,900        7,900 Vulcan Materials Company                            -            416,093            416,093
                                                                                 -------------------------------------------------

                                      CONSUMER FINANCE - 0.3%
    3,382              -        3,382 American Express Company                      137,039                  -            137,039
    6,351              -        6,351 Capital One Financial Corporation             243,497                  -            243,497
        -        103,452      103,452 First Marblehead Corporation *                      -            220,353            220,353
    3,300              -        3,300 SLM Corporation *                              37,191                  -             37,191
                                                                                 -------------------------------------------------
                                                                                    417,727            220,353            638,080
                                                                                 -------------------------------------------------

                                      DATA PROCESSING & OUTSOURCED
                                      SERVICES - 2.0%
    3,827              -        3,827 Computer Sciences Corporation*                220,167                  -            220,167
      267              -          267 Convergys Corporation *                         2,870                  -              2,870
    5,811              -        5,811 Fidelity National Information Services, Inc.  136,210                  -            136,210
    1,073              -        1,073 Total System Services, Inc.                    18,531                  -             18,531
      761        231,100      231,861 Western Union Company                          14,345          4,356,235          4,370,580
                                                                                 -------------------------------------------------
                                                                                    392,123          4,356,235          4,748,358
                                                                                 -------------------------------------------------

                                      DEPARTMENT STORES - 2.0%
    6,032         61,400       67,432 JC Penney Company, Inc.                       160,512          1,633,854          1,794,366
        -         50,950       50,950 Kohl's Corporation *                                -          2,747,734          2,747,734
    2,326              -        2,326 Sears Holdings Corporation *                  194,104                  -            194,104
                                                                                 -------------------------------------------------
                                                                                    354,616          4,381,588          4,736,204
                                                                                 -------------------------------------------------

                                      DISTRIBUTORS - 0.0%
    1,518              -        1,518 Genuine Parts Company                          57,623                  -             57,623
                                                                                 -------------------------------------------------

                                      DIVERSIFIED BANKS - 2.0%
    5,309              -        5,309 Comerica, Inc.                                156,987                  -            156,987
    2,052         85,875       87,927 U.S. Bancorp                                   46,191          1,933,047          1,979,238
   29,626         66,564       96,190 Wells Fargo & Company                         799,605          1,796,562          2,596,167
                                                                                 -------------------------------------------------
                                                                                  1,002,783          3,729,609          4,732,392
                                                                                 -------------------------------------------------

                                      DIVERSIFIED CHEMICALS - 0.8%
        -         52,500       52,500 Dow Chemical Company                                -          1,450,575          1,450,575
    3,134              -        3,134 Eastman Chemical Company                      188,792                  -            188,792
    3,453              -        3,453 PPG Industries, Inc.                          202,139                  -            202,139
                                                                                 -------------------------------------------------
                                                                                    390,931          1,450,575          1,841,506
                                                                                 -------------------------------------------------

                                      DIVERSIFIED METALS & MINING - 1.3%
    1,567         35,500       37,067 Freeport-McMoRan Copper & Gold, Inc. (Cl.B)   125,814          2,850,295          2,976,109
                                                                                 -------------------------------------------------

                                      DRUG RETAIL - 1.0%
    8,054         58,000       66,054 CVS Caremark Corporation                      259,419          1,868,180          2,127,599
    4,973              -        4,973 Walgreen Company                              182,609                  -            182,609
                                                                                 -------------------------------------------------
                                                                                    442,028          1,868,180          2,310,208
                                                                                 -------------------------------------------------

                                      ELECTRIC UTILITIES - 1.6%
    3,535              -        3,535 American Electric Power Company, Inc.         122,983                  -            122,983
    6,300         86,300       92,600 Edison International                          219,114          3,001,514          3,220,628
      892              -          892 Exelon Corporation                             43,592                  -             43,592
    5,121              -        5,121 FirstEnergy Corporation                       237,871                  -            237,871
    2,893              -        2,893 PPL Corporation                                93,473                  -             93,473
                                                                                 -------------------------------------------------
                                                                                    717,033          3,001,514          3,718,547
                                                                                 -------------------------------------------------

                                      ELECTRICAL COMPONENTS & EQUIPMENT - 2.8%
        -         72,780       72,780 Cooper Industries plc                               -          3,103,338          3,103,338
    7,326         70,690       78,016 Emerson Electric Company                      312,088          3,011,394          3,323,482
                                                                                 -------------------------------------------------
                                                                                    312,088          6,114,732          6,426,820
                                                                                 -------------------------------------------------

                                      ELECTRONIC MANUFACTURING SERVICES - 1.0%
   10,615              -       10,615 Jabil Circuit, Inc,                           184,383                  -            184,383
        -         85,200       85,200 Tyco Electronics, Ltd.                              -          2,091,660          2,091,660
                                                                                 -------------------------------------------------
                                                                                    184,383          2,091,660          2,276,043
                                                                                 -------------------------------------------------

                                      FERTILIZERS & AGRICULTURAL CHEMICALS - 1.3%
    2,207              -        2,207 CF Industries Holdings, Inc.                  200,351                  -            200,351
      578              -          578 Monsanto Company                               47,252                  -             47,252
        -         26,905       26,905 Potash Corporation of Saskatchewan, Inc.            -          2,919,193          2,919,193
                                                                                 -------------------------------------------------
                                                                                    247,603          2,919,193          3,166,796
                                                                                 -------------------------------------------------

                                      FOOD RETAIL - 0.0%
    4,649              -        4,649 Safeway, Inc.                                  98,977                  -             98,977
                                                                                 -------------------------------------------------

                                      GAS UTILITIES - 0.1%
    4,292              -        4,292 Nicor, Inc.                                   180,693                  -            180,693
                                                                                 -------------------------------------------------

                                      GENERAL MERCHANDISE STORES - 0.1%
    7,050              -        7,050 Big Lots, Inc. *                              204,309                  -            204,309
    2,140              -        2,140 Target Corporation                            103,512                  -            103,512
                                                                                 -------------------------------------------------
                                                                                    307,821                  -            307,821
                                                                                 -------------------------------------------------

                                      HEALTH CARE DISTRIBUTORS - 0.2%
    7,932              -        7,932 AmerisourceBergen Corporation                 206,787                  -            206,787
    3,896              -        3,896 McKesson Corporation                          243,500                  -            243,500
                                                                                 -------------------------------------------------
                                                                                    450,287                  -            450,287
                                                                                 -------------------------------------------------

                                      HEALTH CARE EQUIPMENT - 3.6%
       24              -           24 Baxter International, Inc.                      1,408                  -              1,408
      342              -          342 CR Bard, Inc.                                  26,642                  -             26,642
        -        105,670      105,670 Covidien plc                                        -          5,060,536          5,060,536
    3,771         48,400       52,171 Hospira, Inc. *                               192,321          2,468,400          2,660,721
      254              -          254 Intuitive Surgical, Inc.*                      77,043                  -             77,043
    9,280              -        9,280 Medtronic, Inc.                               408,135                  -            408,135
    2,793              -        2,793 Stryker Corporation                           140,683                  -            140,683
                                                                                 -------------------------------------------------
                                                                                    846,232          7,528,936          8,375,168
                                                                                 -------------------------------------------------

                                      HEALTH CARE SERVICES - 0.9%
    4,774         27,300       32,074 Medco Health Solutions, Inc. *                305,106          1,744,743          2,049,849
                                                                                 -------------------------------------------------

                                      HEALTH CARE TECHNOLOGY - 0.0%
      881              -          881 IMS Health, Inc.                               18,554                  -             18,554
                                                                                 -------------------------------------------------

                                      HOME IMPROVEMENT RETAIL - 1.3%
   14,015              -       14,015 Home Depot, Inc.                              405,454                  -            405,454
        -        117,500      117,500 Lowe's Companies, Inc.                              -          2,748,325          2,748,325
                                                                                 -------------------------------------------------
                                                                                    405,454          2,748,325          3,153,779
                                                                                 -------------------------------------------------

                                      HOTELS, RESORTS & CRUISE LINES - 1.2%
    1,578         89,900       91,478 Carnival Corporation *                         50,007          2,848,931          2,898,938
                                                                                 -------------------------------------------------

                                      HOUSEHOLD APPLIANCES - 0.1%
    2,513              -        2,513 Whirlpool Corporation                         202,699                  -            202,699
                                                                                 -------------------------------------------------
                                                                                 -------------------------------------------------

                                      HOUSEHOLD PRODUCTS - 1.8%
      362         38,050       38,412 Colgate-Palmolive Company                      29,738          3,125,808          3,155,546
    4,644              -        4,644 Kimberly-Clark Corporation                    295,869                  -            295,869
   11,912              -       11,912 Procter & Gamble Company                      722,225                  -            722,225
                                                                                 -------------------------------------------------
                                                                                  1,047,832          3,125,808          4,173,640
                                                                                 -------------------------------------------------

                                      HYPERMARKETS & SUPER CENTERS - 2.5%
        -         45,100       45,100 Costco Wholesale Corporation                        -          2,668,567          2,668,567
   13,073         47,800       60,873 Wal-Mart Stores, Inc.                         698,752          2,554,910          3,253,662
                                                                                 -------------------------------------------------
                                                                                    698,752          5,223,477          5,922,229
                                                                                 -------------------------------------------------

                                      INDEPENDENT POWER PRODUCERS &
                                      ENERGY TRADERS - 0.5%
    5,897              -        5,897 Constellation Energy Group, Inc.              207,397                  -            207,397
        -         41,600       41,600 NRG Energy, Inc.*                                   -            982,176            982,176
                                                                                 -------------------------------------------------
        -                                                                           207,397            982,176          1,189,573
                                                                                 -------------------------------------------------

                                      INDUSTRIAL CONGLOMERATES - 3.1%
    5,554         39,000       44,554 3M Company                                    459,149          3,224,130          3,683,279
   46,364              -       46,364 General Electric Company                      701,488                  -            701,488
        -        117,000      117,000 McDermott International, Inc. *                     -          2,809,170          2,809,170
                                                                                 -------------------------------------------------
                                                                                  1,160,637          6,033,300          7,193,937
                                                                                 -------------------------------------------------

                                      INDUSTRIAL MACHINERY - 1.1%
    4,882              -        4,882 Dover Corporation                             203,140                  -            203,140
    2,875              -        2,875 Eaton Corporation                             182,908                  -            182,908
    3,579              -        3,579 Illinois Tool Works, Inc.                     171,756                  -            171,756
      341         33,603       33,944 Parker Hannifin Corporation                    18,373          1,810,530          1,828,903
    1,569              -        1,569 Stanley Works                                  80,819                  -             80,819
                                                                                 -------------------------------------------------
                                                                                    656,996          1,810,530          2,467,526
                                                                                 -------------------------------------------------

                                      INDUSTRIAL REITS - 0.1%
   14,766              -       14,766 ProLogis                                      202,147                  -            202,147
                                                                                 -------------------------------------------------

                                      INSURANCE BROKERS - 0.8%
        -         45,700       45,700 AON Corporation                                     -          1,752,138          1,752,138
                                                                                 -------------------------------------------------


                                      INTEGRATED OIL & GAS - 5.6%
   11,527         31,700       43,227 Chevron Corporation                           887,464          2,440,583          3,328,047
    9,408         15,200       24,608 ConocoPhillips                                480,467            776,264          1,256,731
   24,898         48,400       73,298 Exon Mobil Corporation (1)                  1,697,795          3,300,396          4,998,191
    2,517              -        2,517 Marathon Oil Corporation                       78,581                  -             78,581
    5,864         36,000       41,864 Occidental Petroleum Corporation              477,036          2,928,600          3,405,636
                                                                                 -------------------------------------------------
        -                                                                         3,621,343          9,445,843         13,067,186
                                                                                 -------------------------------------------------

                                      INTEGRATED TELECOMMUNICATION
                                      SERVICES - 1.1%
   33,954              -       33,954 AT&T, Inc.                                    951,731                  -            951,731
   49,367              -       49,367 Qwest Communications International, Inc.      207,835                  -            207,835
   10,140              -       10,140 Verizon Communications, Inc.                  335,938                  -            335,938
        -         98,200       98,200 Windstream Corporation                              -          1,079,218          1,079,218
                                                                                 -------------------------------------------------
                                                                                  1,495,504          1,079,218          2,574,722
                                                                                 -------------------------------------------------

                                      INTERNET RETAIL - 0.1%
    1,234              -        1,234 Amazon.com, Inc. *                            165,998                  -            165,998
                                                                                 -------------------------------------------------

                                      INTERNET SOFTWARE & SERVICES - 2.4%
      138          5,945        6,083 AOL, Inc. *                                     3,213            138,400            141,613
    9,403              -        9,403 eBay, Inc. *                                  221,347                  -            221,347
    1,232          7,235        8,467 Google, Inc. *                                763,815          4,485,555          5,249,370
    7,272              -        7,272 Yahoo!, Inc. *                                122,024                  -            122,024
                                                                                 -------------------------------------------------
                                                                                  1,110,399          4,623,955          5,734,354
                                                                                 -------------------------------------------------

                                      INVESTMENT BANKING & BROKERAGE - 1.5%
    3,339              -        3,339 Goldman Sachs Group, Inc.                     563,757                  -            563,757
        -        100,500      100,500 Morgan Stanley                                      -          2,974,800          2,974,800
                                                                                 -------------------------------------------------
                                                                                    563,757          2,974,800          3,538,557
                                                                                 -------------------------------------------------

                                      IT CONSULTING & OTHER SERVICES - 1.3%
        -         67,440       67,440 Cognizant Technology Solutions Corporation *        -          3,055,032          3,055,032
                                                                                 -------------------------------------------------

                                      LIFE & HEALTH INSURANCE - 0.1%
    3,021              -        3,021 Lincoln National Corporation                   75,162                  -             75,162
    3,062              -        3,062 MetLife, Inc.                                 108,242                  -            108,242
      248              -          248 Prudential Financial, Inc.                     12,340                  -             12,340
       81              -           81 Torchmark Corporation                           3,560                  -              3,560
    6,294              -        6,294 Unum Group                                    122,859                  -            122,859
                                                                                 -------------------------------------------------
                                                                                    322,163                  -            322,163
                                                                                 -------------------------------------------------

                                      LIFE SCIENCES TOOLS & SERVICES - 0.1%
    2,008              -        2,008 Thermo Fisher Scientific, Inc. *               95,761                  -             95,761
    1,512              -        1,512 Waters Corporation*                            93,684                  -             93,684
                                                                                 -------------------------------------------------
                                                                                    189,445                  -            189,445
                                                                                 -------------------------------------------------

                                      MANAGED HEALTH CARE - 0.8%
        -         49,600       49,600 Aetna, Inc.                                         -          1,572,320          1,572,320
    1,173              -        1,173 Coventry Health Care, Inc.*                    28,492                  -             28,492
    6,595              -        6,595 UnitedHealth Group, Inc.                      201,016                  -            201,016
    2,120              -        2,120 WellPoint, Inc. *                             123,575                  -            123,575
                                                                                 -------------------------------------------------
                                                                                    353,083          1,572,320          1,925,403
                                                                                 -------------------------------------------------

                                      METAL & GLASS CONTAINERS - 0.0%
      125              -          125 Ball Corporation                                6,463                  -              6,463
                                                                                 -------------------------------------------------

                                      MOVIES & ENTERTAINMENT - 1.1%
    8,591              -        8,591 News Corporation*                             117,611                  -            117,611
    1,528         65,400       66,928 Time Warner, Inc.                              44,526          1,905,756          1,950,282
    8,074              -        8,074 Viacom, Inc. (Cl.B) *                         240,039                  -            240,039
    6,931              -        6,931 Walt Disney Company                           223,524                  -            223,524
                                                                                 -------------------------------------------------
                                                                                    625,700          1,905,756          2,531,456
                                                                                 -------------------------------------------------

                                      MULTI-LINE INSURANCE - 0.1%
    2,755              -        2,755 Genworth Financial, Inc.                       31,269                  -             31,269
    6,572              -        6,572 Loews Corporation *                           238,892                  -            238,892
                                                                                 -------------------------------------------------
                                                                                    270,161                  -            270,161
                                                                                 -------------------------------------------------

                                      MULTI-UTILITIES - 0.3%
   13,027              -       13,027 CenterPoint Energy, Inc.                      189,022                  -            189,022
    4,819              -        4,819 DTE Energy Company                            210,059                  -            210,059
    3,694              -        3,694 Public Service Enterprise Group, Inc.         122,826                  -            122,826
    3,071              -        3,071 Sempra Energy                                 171,915                  -            171,915
                                                                                 -------------------------------------------------
                                                                                    693,822                  -            693,822
                                                                                 -------------------------------------------------

                                      OFFICE SERVICES & SUPPLIES - 0.1%
    4,590              -        4,590 Avery Dennison Corporation                    167,489                  -            167,489
                                                                                 -------------------------------------------------

                                      OIL & GAS DRILLING - 1.7%
    4,221              -        4,221 ENSCO International plc ADR                   168,587                  -            168,587
    9,074              -        9,074 Nabors Industries, Ltd. *                     198,630                  -            198,630
    4,610              -        4,610 Rowan  Companies, Inc.                        104,370                  -            104,370
        -         41,840       41,840 Transocean, Ltd. *                                  -          3,464,352          3,464,352
                                                                                 -------------------------------------------------
                                                                                    471,587          3,464,352          3,935,939
                                                                                 -------------------------------------------------

                                      OIL & GAS EQUIPMENT & SERVICES - 1.2%
      525              -          525 FMC Technologies, Inc. *                       30,366                  -             30,366
        -         74,200       74,200 Halliburton Company                                 -          2,232,678          2,232,678
    5,737              -        5,737 National Oilwell Varco, Inc.                  252,944                  -            252,944
    3,399              -        3,399 Schlumberger, Ltd.                            221,241                  -            221,241
                                                                                 -------------------------------------------------
                                                                                    504,551          2,232,678          2,737,229
                                                                                 -------------------------------------------------

                                      OIL & GAS EXPLORATION & PRODUCTION - 0.9%
      484              -          484 Anadarko Petroleum Corporation                 30,211                  -             30,211
    4,337         64,200       68,537 Chesapeake Energy Corporation                 112,242          1,661,496          1,773,738
    6,534              -        6,534 XTO Energy, Inc.                              304,027                  -            304,027
                                                                                 -------------------------------------------------
                                                                                    446,480          1,661,496          2,107,976
                                                                                 -------------------------------------------------

                                      OIL & GAS STORAGE & TRANSPORTATION - 1.0%
      975              -          975 El Paso Corporation                             9,584                  -              9,584
   10,638         99,500      110,138 Williams Companies, Inc.                      224,249          2,097,460          2,321,709
                                                                                 -------------------------------------------------
                                                                                    233,833          2,097,460          2,331,293
                                                                                 -------------------------------------------------

                                      OTHER DIVERSIFIED FINANCIAL
                                      SERVICES - 2.7%
   33,863              -       33,863 Bank of America Corporation                   509,976                  -            509,976
   52,093              -       52,093 Citigroup, Inc.                               172,428                  -            172,428
   21,159        104,106      125,265 JPMorgan Chase & Company                      881,695          4,338,096          5,219,791

   11,291              -       11,291 Morgan Stanley                                334,214                  -            334,214
                                                                                 -------------------------------------------------
                                                                                  1,898,313          4,338,096          6,236,409
                                                                                 -------------------------------------------------

                                      PACKAGED FOODS & MEATS - 0.4%
    5,433              -        5,433 Campbell Soup Company                         183,635                  -            183,635
    4,178              -        4,178 Kellogg Company                               222,270                  -            222,270
    3,224              -        3,224 Kraft Foods, Inc.                              87,628                  -             87,628
   16,687              -       16,687 Sara Lee Corporation                          203,248                  -            203,248
   13,084              -       13,084 Tyson Foods, Inc.                             160,541                  -            160,541
                                                                                 -------------------------------------------------
                                                                                    857,322                  -            857,322
                                                                                 -------------------------------------------------

                                      PAPER PACKAGING - 0.1%
    2,468              -        2,468 Bemis Company, Inc.                            73,176                  -             73,176
    7,895              -        7,895 Sealed Air Corporation                        172,585                  -            172,585
                                                                                 -------------------------------------------------
                                                                                    245,761                  -            245,761
                                                                                 -------------------------------------------------

                                      PAPER PRODUCTS - 0.1%
    9,076              -        9,076 International Paper Company                   243,055                  -            243,055
    4,189              -        4,189 MeadWestvaco Corporation                      119,931                               119,931
                                                                                 -------------------------------------------------
                                                                                    362,986                  -            362,986
                                                                                 -------------------------------------------------

                                      PERSONAL PRODUCTS - 0.0%
      763              -          763 Avon Products, Inc.                            24,035                  -             24,035
      876              -          876 Mead Johnson Nutrition Company                 38,291                  -             38,291
                                                                                 -------------------------------------------------
                                                                                     62,326                  -             62,326
                                                                                 -------------------------------------------------

                                      PHARMACEUTICALS - 4.4%
    5,858              -        5,858 Abbott Laboratories                           316,273                  -            316,273
    1,188              -        1,188 Bristol-Myers Squibb Company                   29,997                  -             29,997
    7,560              -        7,560 Eli Lilly & Company                           269,968                  -            269,968
    3,647              -        3,647 Forest Laboratories, Inc. *                   117,105                  -            117,105
   15,489              -       15,489 Johnson & Johnson                             997,646                  -            997,646
   13,783         17,358       31,141 Merck & Company, Inc.                         503,631            634,261          1,137,892
   47,240        169,900      217,140 Pfizer, Inc.                                  859,296          3,090,481          3,949,777
        -         62,490       62,490 Teva Pharmaceutical Industries, Ltd. ADR            -          3,510,689          3,510,689
                                                                                 -------------------------------------------------
                                                                                  3,093,916          7,235,431         10,329,347
                                                                                 -------------------------------------------------

                                      PROPERTY & CASUALTY INSURANCE - 2.0%
      805              -          805 Allstate Corporation                           24,182                  -             24,182
        -             42           42 Berkshire Hathaway, Inc. *                          -          4,166,400          4,166,400
    2,735              -        2,735 Chubb Corporation                             134,507                  -            134,507
    5,687              -        5,687 Travelers Companies, Inc.                     283,555                  -            283,555
   10,483              -       10,483 XL Capital, Ltd.                              192,153                  -            192,153
                                                                                 -------------------------------------------------
                                                                                    634,397          4,166,400          4,800,797
                                                                                 -------------------------------------------------

                                      PUBLISHING - 0.1%
   14,545              -       14,545 Gannett Company, Inc.                         215,993                  -            215,993
    4,356              -        4,356 McGraw-Hill Companies, Inc.                   145,970                  -            145,970
                                                                                 -------------------------------------------------
                                                                                    361,963                  -            361,963
                                                                                 -------------------------------------------------

                                      RAILROADS - 1.1%
    1,591              -        1,591 CSX Corporation                                77,148                  -             77,148
        -         37,200       37,200 Union Pacific Corporation                           -          2,377,080          2,377,080
                                                                                 -------------------------------------------------
                                                                                     77,148          2,377,080          2,454,228
                                                                                 -------------------------------------------------

                                      REGIONAL BANKS - 1.0%
        -         33,700       33,700 BB&T Corporation                                    -            854,969            854,969
    6,145         41,000       47,145 Fifth Third Bancorp                            59,914            399,750            459,664
    2,469              -        2,469 PNC Financial Services Groups, Inc.           130,338                  -            130,338
        -        178,000      178,000 Regions Financial Corporation                       -            941,620            941,620
    1,278              -        1,278 SunTrust Banks, Inc.                           25,931                  -             25,931
                                                                                 -------------------------------------------------
                                                                                    216,183          2,196,339          2,412,522
                                                                                 -------------------------------------------------

                                      RESEARCH & CONSULTING SERVICES - 1.2%
        -         91,900       91,900 Equifax, Inc.                                       -          2,838,791          2,838,791
                                                                                 -------------------------------------------------

                                      RESTAURANTS - 0.2%
    2,709              -        2,709 Darden Restaurants, Inc.                       95,005                  -             95,005
    5,109              -        5,109 McDonald's Corporation                        319,006                  -            319,006
                                                                                 -------------------------------------------------
                                                                                    414,011                  -            414,011
                                                                                 -------------------------------------------------

                                      SEMICONDUCTOR EQUIPMENT - 1.3%
        -         75,750       75,750 Lam Research Corporation *                          -          2,970,158          2,970,158
                                                                                 -------------------------------------------------

                                      SEMICONDUCTORS - 2.2%
   34,632        195,050      229,682 Intel Corporation                             706,492          3,979,020          4,685,512
   12,675              -       12,675 Texas Instruments, Inc.                       330,311                  -            330,311
    2,317              -        2,317 Xilinx, Inc.                                   58,064                  -             58,064
                                                                                 -------------------------------------------------
                                                                                  1,094,867          3,979,020          5,073,887
                                                                                 -------------------------------------------------

                                      SOFT DRINKS - 2.1%
    8,117              -        8,117 Coca-Cola Company                             462,669                  -            462,669
    9,511              -        9,511 Coca-Cola Enterprises, Inc.                   201,633                  -            201,633
    1,829              -        1,829 Dr Pepper Snapple Group, Inc.                  51,761                  -             51,761
      673              -          673 Pepsi Bottling Group, Inc.                     25,238                  -             25,238
    4,753         63,810       68,563 PepsiCo, Inc.                                 288,982          3,879,648          4,168,630
                                                                                 -------------------------------------------------
                                                                                  1,030,283          3,879,648          4,909,931
                                                                                 -------------------------------------------------

                                      SPECIALIZED CONSUMER SERVICES - 0.0%
    4,299              -        4,299 H&R Block, Inc.                                97,243                  -             97,243
                                                                                 -------------------------------------------------

                                      SPECIALIZED FINANCE - 0.0%
      286              -          286 CME Group, Inc.                                96,082                  -             96,082
                                                                                 -------------------------------------------------

                                      SPECIALIZED REITS - 0.2%
    5,183              -        5,183 HCP, Inc.                                     158,289                  -            158,289
   18,982              -       18,982 Host Hotels & Resorts, Inc.                   221,520                  -            221,520
                                                                                 -------------------------------------------------
                                                                                    379,809                  -            379,809
                                                                                 -------------------------------------------------

                                      SPECIALTY CHEMICALS - 0.1%
    4,338              -        4,338 International Flavors & Fragrances, Inc.      178,465                  -            178,465
                                                                                 -------------------------------------------------

                                      STEEL - 0.1%
    2,505              -        2,505 Nucor Corporation                             116,858                  -            116,858
                                                                                 -------------------------------------------------

                                      SYSTEMS SOFTWARE - 0.9%
    4,949              -        4,949 BMC Software, Inc. *                          198,455                  -            198,455
   42,338              -       42,338 Microsoft Corporation                       1,290,885                  -          1,290,885
   25,746              -       25,746 Oracle Corporation                            631,807                  -            631,807
                                                                                 -------------------------------------------------
                                                                                  2,121,147                  -          2,121,147
                                                                                 -------------------------------------------------

                                      TOBACCO - 1.4%
   16,317         50,500       66,817 Altria Group, Inc.                            320,303            991,315          1,311,618
    8,288         30,500       38,788 Philip Morris International, Inc.             399,398          1,469,795          1,869,193
    4,037              -        4,037 Reynolds American, Inc.                       213,840                  -            213,840
                                                                                 -------------------------------------------------
                                                                                    933,541          2,461,110          3,394,651
                                                                                 --------------------------------------------------

                                      TRADING COMPANIES & DISTRIBUTORS - 0.1%
    1,693              -        1,693 W.W. Grainger, Inc.                            163,933                  -            163,933
                                                                                 --------------------------------------------------

                                      TRUCKING - 0.1%
    3,813              -        3,813 Ryder System, Inc.                             156,981                  -            156,981
                                                                                 --------------------------------------------------

                                      WIRELESS TELECOMMUNICATION SERVICES - 0.0%
      747              -          747 Sprint Nextel Corporation*                       2,734                  -              2,734
                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------
                                      Total Common Stocks - (cost $215,343,566)  $46,072,676       $183,412,664       $229,485,340
                                                                                 --------------------------------------------------

   SHARES         SHARES       SHARES                                                  VALUE              VALUE              VALUE
                                      Preferred  Stock - 0.1%

                                      OTHER DIVERSIFIED FINANCIAL SERVICES - 0.1%
   23,191              -       23,191 Bank of America Corporation, 10.00% 2 *       $346,010           $      -           $346,010
                                                                                 --------------------------------------------------

                                      Total Preferred Stock - (cost $370,691)
                                                                                 --------------------------------------------------
                                                                                    $346,010           $      -           $346,010
                                                                                 --------------------------------------------------

PRINCIPAL      PRINCIPAL    PRINCIPAL
   AMOUNT         AMOUNT       AMOUNT                                                  VALUE              VALUE              VALUE
                                      U.S. Government Securities - 0.1%
                                      U.S. Treasury Bill
 $110,000        $     -     $110,000   0.12% - 5/06/10                             $109,958          $       -           $109,958
                                                                                 --------------------------------------------------

                                                                                 --------------------------------------------------
                                      Total U.S. Government Securities
                                        (cost $109,963)                             $109,958          $       -           $109,958
                                                                                 --------------------------------------------------

                                      TOTAL INVESTMENTS - 98.4%(3)
                                        (cost $215,824,220)                      $46,528,644       $183,412,664       $229,941,308
                                      CASH & OTHER ASSETS, LESS
                                         LIABILITIES - 1.6%(4)                    (1,095,943)        (2,594,781)        (3,651,724)
                                                                                 --------------------------------------------------
                                      TOTAL NET ASSETS - 100.0%                  $47,624,587       $186,007,445       $233,593,032
                                                                                 ==================================================

For federal income tax purposes, the identified cost of investments owned at December 31, 2009 was $218,511,879

ADR - American Depositary Receipt
Plc - Public Limited Company
* Non-income producing security
(1)  Security is segregated as collateral for open futures contracts.
(2)  Variable rate security. Rate indicated is rate effective at December
     31,2009.
(3) Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs.
(4) Adjustment to pro forma Cash & Other Assets is due to adjustment for one time reorganization and transition costs.

ACQUIRING FUND

PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS
DECEMBER 31, 2009

1) Description of the Fund

SBL A - Equity Series ("Acquiring Fund") a series of the SBL Fund, is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company.

2) Basis of Combination

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of SBL H - Enhanced Index Series, ("Target Fund") a series of SBL Fund, by SBL A - Equity Series as if such acquisition had taken place as of December 31, 2009.

Under the terms of the Plan of Reorganization, the combination of SBL H - Enhanced Index Series and SBL A - Equity Series will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of SBL H - Enhanced Index Series in exchange for shares of SBL A - Equity Series at net asset value. The statement of assets and liabilities and the related statement of operations of SBL H - Enhanced Index Series and SBL A- Equity Series have been combined as of and for the year ended December 31, 2009. Following the acquisition, the SBL A - Equity Series will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the SBL A - Equity Series and the results of operations for pre-combination periods of the SBL A - Equity Series will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of SBL A - Equity Series and SBL H - Enhanced Index Series included in their annual report dated December 31, 2009.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned acquisition of SBL H - Enhanced Index Series by SBL A - Equity Series had taken place as of December 31, 2009.

3) Portfolio Valuation

Valuations of SBL Fund's securities are supplied by pricing services approved by the Board of Directors. The Fund's officers, under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will used the price of that exchange that it generally considers to be the principal exchange on which the stock is traded. Securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, coupon, duration and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. If events occur that will affect the value of a Fund's portfolio securities before the NAV has been calculated ( a "significant event"), the security will generally be priced using a fair value procedure. If the Valuation Committee determines a significant event has occurred, it will evaluate the impact of that event on an affected security or securities, to determine whether a fair value adjustment would materially affect the Fund's NAV per share. Some of the factors which may be considered by the Board of Directors in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on disposition; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased and sold. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as WEBS R. In addition, the Board of Directors has authorized the Valuation Committee and Administrator to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

4) Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the SBL A - Equity Series that would have been issued at December 31, 2009, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of SBL H - Enhanced Index Series, as of December 31, 2009, divided by the net asset value per share of the shares of SBL A - Equity Series as of December 31, 2009. The pro forma number of shares outstanding for the combined fund consists of the following at December 31, 2009:

------------------------------- -------------------- ---------------------------
          Shares of              Additional Shares       Total Outstanding
        Acquiring Fund            Assumed Issued               Shares
       Pre-Combination           In Reorganization        Post-Combination
------------------------------- -------------------- ---------------------------
          9,314,012                  2,382,769               11,696,781
------------------------------- -------------------- ---------------------------


5) Federal Income Taxes

Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

6) Portfolio Transitioning

Upon shareholders' approval of the proposed reorganization and prior to the closing date of the reorganization, the Target Fund's adviser or sub-adviser (or a portfolio transition manager specifically appointed to assist with the transition) may sell a portion of the Target fund's holdings to transition the Target Fund's portfolio holdings to the Acquiring Fund. The Target Fund's adviser anticipates that approximately 70% of the Target Fund's portfolio holdings will be sold prior to the closing date as part of the transition of the portfolio. The Target Fund will bear one half of the estimated costs of such transition, including brokerage commission, taxes and SEC fess, which are expected to be approximately $15,000.

7) Reorganization Costs

The process to merge the funds has certain one time costs expected to amount to approximately $63,000. These costs include the following: legal fees including tax opinion ($45,000), proxy/prospectus mailing ($10,000), and proxy related expenses ($8,000). These costs will be allocated equally among Security Investors, LLC and SBL H with each entity paying one half of the merger related costs approximately $31,500 each.

8) Use of Estimates

The preparation of the pro forma financial statements required management to make estimates and assumptions that affect the reported amounts of assets and liabilities at December 31, 2009. Actual results could differ from those estimates.

9) Fair Value of Financial Instruments

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value requirements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

The three levels of fair value hierarchy under FAS 157 are listed below:

Level 1 - quoted prices in active markets for identical securities. The types of assets and liabilities carried at Level 1 fair value generally are government and agency securities, equities listed in active markets, certain futures and certain options.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). The types of assets and liabilities carried at Level 2 fair value generally are municipal bonds, certain mortgage and asset-backed securities, certain corporate debt, commercial paper and repurchase agreements.

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The types of assets and liabilities carried at Level 3 fair value generally are certain mortgage and asset-backed securities, certain corporate debt and certain derivatives.

Observable inputs are those based on market data obtained from sources independent of the Fund, and unobservable inputs reflect the Fund's own assumptions based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk association with investing in those securities.

In April 2009, the FASB issued Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FAS 157-4"), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FAS 157-4 amends FASB Statement No. 157, Fair Value Measurements, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. Management has evaluated the impact of the adoption of FAS 157-4 on the Funds' and has determined that there will be no impact to the financial statement disclosures.

The following table provides the fair value measurements of applicable Fund assets by level within the fair value hierarchy as of December 31, 2009. These assets are measured on a recurring basis.

           Description                  Total              LEVEL 1              LEVEL 2              LEVEL 3
                                                      Quoted prices in
                                                     active markets for    significant other       significant
                                                      identical assets     observable inputs    observable inputs
SBL FUND:
Series A (Equity)
Common Stocks                       $183,412,664         $183,412,664                  -                 -
                                    ------------         ------------
Total                               $183,412,664         $183,412,664                  -                 -
                                    ============         ============

Series H (Enhanced Index)
Common Stocks                        $46,072,676          $46,072,676                  -                 -
Preferred Stock                          346,010              346,010                  -                 -
U.S. Government Securities               109,958              109,958                  -                 -
Futures Contracts                          6,950                6,950                                    -
                                     -----------          -----------
Total                                $46,535,594          $46,535,594                  -                 -
                                     ===========          ===========